As filed with the Securities and Exchange Commission on October 25, 2011

Securities Act File No.  333-175662
Investment Company Act File No.  811-22584

United States
Securities and Exchange Commission
Washington, D.C.  20549

FORM N-2

☒ Registration Statement under the Securities Act of 1933
☒ Pre-Effective Amendment No. 4
☐ Post-Effective Amendment No.
and/or
 ☒ Registration Statement under the Investment Company Act of 1940
☒ Amendment No. 4

GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND
(Exact Name of Registrant as Specified in Charter)

2455 Corporate West Drive
Lisle, Illinois 60532

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (630) 505-3700

Kevin M.  Robinson
Guggenheim Funds Investment Advisors, LLC
2455 Corporate West Drive
Lisle, Illinois 60532

(Name and Address of Agent for Service)

Copies to:

Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036	Sarah E. Cogan, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box .  .  .  .  ☐

It is proposed that this filing will become effective (check appropriate box):

☐           When declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is
.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Shares, $0.01 par value	10,500,000 Shares	$20.00	$210,000,000	$24,066(2)

(1)      Estimated solely for the purpose of calculating the registration fee.

(2)      Includes fee of $116.10 previously paid in connection with the initial filing of the Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

Subject to Completion
Preliminary Prospectus dated October 25, 2011

PRELIMINARY PROSPECTUS

                                                                Shares

Guggenheim Equal Weight Enhanced Equity Income Fund

Common Shares
$20.00 per Share

_________________________________

     Investment Objective. Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) is a newly-organized, diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income. The Fund cannot assure investors that it will achieve its investment objective or be able to structure its investments as anticipated, and you could lose some or all of your investment.

     Investment Strategy and Policies. The Fund seeks to achieve its investment objective primarily through a two-part strategy. The Fund will invest, under normal circumstances, substantially all of its Managed Assets (as defined in this prospectus) in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index (the “Index”) in equal weight and/or other securities or financial instruments that are intended to correlate with or replicate exposure to the Index. In addition, the Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The Fund anticipates using leverage as described in this prospectus, which may have the effect of increasing the Fund’s overall portfolio volatility. Under normal market conditions, the Fund seeks overall portfolio volatility that, after giving effect to the Fund’s option writing strategy and use of leverage, approximates that of the broad equity market. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated.

     No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Common shares of closed-end funds frequently trade at a discount from their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after the completion of the public offering.

     Listing. The Fund’s common shares are expected to be listed on the New York Stock Exchange under the symbol “GEQ,” subject to notice of issuance.

(continued on following page)

_________________________________

 Investing in the Fund’s common shares involves certain risks. See “Risks” beginning on page 27 of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 7 of this prospectus.

_________________________________

     Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$
Sales load(2)	$ 0.90	$
Estimated Offering Expenses(3)	$ 0.04	$
Proceeds, after expenses, to the Fund(3)	$19.06	$

(notes on following page)

The underwriters expect to deliver the common shares to purchasers on or about           , 2011.

_________________________________

Wells Fargo Securities
BofA Merrill Lynch
Citigroup

RBC Capital Markets

Guggenheim Funds	J.J.B. Hilliard, W.L. Lyons, LLC	Janney Montgomery Scott
Distributors, Inc.

Ladenburg Thalmann & Co. Inc.	Maxim Group LLC	Wunderlich Securities
_________________________________

The date of this prospectus is                   , 2011.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

(notes from previous page)
______________________

(1)
The Fund has granted the underwriters an option to purchase up to an additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $          , $         , $         and $           , respectively.See “Underwriting.”

(2)
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) (and not the Fund) has agreed to pay from its own assets additional compensation to Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and RBC Capital Markets, LLC. The Adviser also may pay certain qualifying underwriters a structuring fee, additional compensation or a sales incentive fee in connection with the offering. The Fund’s investment sub-advisers may reimburse the Adviser for a portion of any structuring fee, additional compensation or sales incentive fee paid by the Adviser. Also, as described in footnote (3) below and subject to the offering expense limitation described in footnote (3) below, up to 0.15% of the public offering price of the securities sold in this offering may be paid by the Fund to Guggenheim Funds Distributors, Inc., an affiliate of the Adviser and the Sub-Advisers, as compensation for the distribution services it provides to the Fund. See “Underwriting.”

(3)
Offering expenses payable by the Fund will be deducted from the Proceeds to the Fund. Total offering expenses (other than sales load) are estimated to be $      , of which $        will be paid by the Fund. The Adviser has agreed to pay (i) all of the Fund’s organizational costs and (ii) offering costs of the Fund (other than sales load, but inclusive of the partial reimbursement of expenses of the underwriters) that exceed $0.04 per common share sold in the offering, including pursuant to the overallotment option. To the extent that aggregate offering expenses are less than $0.04 per common share, up to 0.15% of the public offering price of the securities sold in this offering, up to such expense limit, will be paid to Guggenheim Funds Distributors, Inc., an affiliate of the Adviser and the Sub-Advisers, as compensation for the distribution services it provides to the Fund. See “Underwriting.”

(continued from previous page)

     Adviser and Sub-Advisers. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund. Security Investors, LLC (“Security Investors” or the “Equity Portfolio Sub-Adviser”) serves as the Fund’s investment sub-adviser responsible for the management of the Fund’s portfolio of equity securities. Guggenheim Partners Asset Management, LLC (“GPAM” or the “Options Strategy Sub-Adviser” and, together with the Equity Portfolio Sub-Adviser, the “Sub-Advisers”) serves as the Fund’s investment sub-adviser responsible for the management of the Fund’s options strategy. Each of the Adviser and the Options Strategy Sub-Adviser is a subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”). The Equity Strategy Sub-Adviser is currently a subsidiary of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners. On September 21, 2011, Guggenheim Capital, LLC, the parent company of Guggenheim Partners, agreed to purchase Security Benefit Asset Management Holdings, LLC, the indirect holding company of the Equity Strategy Sub-Adviser, from Security Benefit Corporation. The parties expect the transaction to be completed in late 2011 or early 2012. However, it is subject to various conditions, and could be delayed or even terminated due to unforeseen circumstances. Guggenheim Partners is a privately held global financial services firm with more than $125 billion in assets under management as of June 30, 2011. Guggenheim Partners provides asset management, investment banking and capital markets services, insurance, institutional finance and investment advisory solutions to institutions, governments and agencies, corporations, investment advisors, family offices and individuals. Guggenheim Partners employs more than 1,700 individuals and serves its clients from more than 25 cities across the United States, Europe and Asia. Guggenheim Partners is headquartered in Chicago and New York. See “Management of the Fund.”

     Financial Leverage. The Fund may employ leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (“Indebtedness”) and (ii) the issuance of preferred shares (“Preferred Shares”) (collectively “Financial Leverage”). The Fund may utilize Financial Leverage up to the limits imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Under current market conditions, the Fund initially expects to utilize

Financial Leverage such that the aggregate amount of Financial Leverage is not expected to exceed 20% of the Fund’s Managed Assets (including the proceeds of such Financial Leverage). The Fund has no current intention to issue Preferred Shares. The Adviser and the Sub-Advisers anticipate that the use of Financial Leverage will result in higher income to holders of common shares (“Common Shareholders”) over time. Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks, including increasing the Fund’s overall portfolio volatility. Under normal market conditions, the Fund seeks overall portfolio volatility that, after giving effect to the Fund’s option writing strategy and use of leverage, approximates that of the broad equity market. The rights of Common Shares (as defined herein) with respect to payment from the Fund will be subordinate to any Financial Leverage of the Fund. The costs associated with the issuance and use of Financial Leverage will be borne by Common Shareholders, which will result in a reduction of net asset value of the Common Shares. In addition the Fund may engage in certain derivative transactions, including swaps, that have characteristics similar to leverage. To the extent the terms of such transactions obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. Such segregation or cover will ensure that the Fund has assets available to satisfy its obligations under such transactions. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or included in calculating the aggregate amount of the Fund’s Financial Leverage. There can be no assurance that a leveraging strategy will be utilized or, if utilized, will be successful. See “Use of Financial Leverage.”

     You should read this prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated , 2011, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may equest a free copy of the Statement of Additional Information, the table of contents of which is on page 52 of this prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries, by calling (800) 345-7999 or by writing to the Adviser at 2455 Corporate West Drive, Lisle, Illinois 60532, or you may obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov). Free copies of the Fund’s reports and its Statement of Additional Information will also be available from the Fund’s web site at http://www.guggenheimfunds.com/geq.

     The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     This prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Fund’s plans, strategies, and goals and the Fund’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.

     You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. The Fund’s business, financial condition and prospects may have changed since that date. The Fund will amend this prospectus if, during the period that this prospectus is required to be delivered, there are any subsequent material changes.

     The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) or its third party licensors. Neither S&P nor its third party licensor makes any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the S&P 500 Equal Weight™ Index (the “Index”) to track general stock market performance. S&P’s and its third party licensor’s only relationship to Security Investors is the licensing of certain trademarks and trade names of S&P and the third party licensors and of the Index which is determined, composed and calculated by S&P or its third party licensors without regard to Security Investors or the Fund. S&P and its third party licensors have no obligation to take the needs of Security Investors or the owners of the Fund into consideration in determining, composing or calculating the Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

     S&P®, Standard & Poor’s®, S&P 500®, Standard & Poor’s 500™, and S&P 500 Equal Weight™ are trademarks of Standard & Poor’s.

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PROSPECTUS SUMMARY

     This is only a summary of information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s Common Shares. You should carefully read the more detailed information contained in this prospectus and any related prospectus supplement, especially the information set forth under the headings “Investment Objective and Policies” and “Risks.” You may also wish to request a company of the Fund’s Statement of Additional Information, dated , 2011 (the “SAI”), which contains additional information about the Fund.

The Fund
Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) is a newly-organized, diversified, closed-end management investment company.

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund. Security Investors, LLC (“Security Investors” or the “Equity Portfolio Sub-Adviser”) serves as the Fund’s investment sub-adviser responsible for the management of the Fund’s portfolio of equity securities. Guggenheim Partners Asset Management, LLC (“GPAM” or the “Options Strategy Sub-Adviser” and, together with the Equity Portfolio Sub-Adviser, the “Sub- Advisers”) serves as the Fund’s investment sub-adviser responsible for the management of the Fund’s options strategy. Each of the Adviser and the Options Strategy Sub-Adviser is a subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”). The Equity Strategy Sub- Adviser is currently a subsidiary of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners. On September 21, 2011, Guggenheim Capital, LLC, the parent company of Guggenheim Partners, agreed to purchase Security Benefit Asset Management Holdings, LLC, the indirect holding company of the Equity Strategy Sub-Adviser, from Security Benefit Corporation. The parties expect the transaction to be completed in late 2011 or early 2012. Guggenheim Partners is a privately held global financial services firm with more than $125 billion in assets under management as of June 30, 2011. Guggenheim Partners provides asset management, investment banking and capital markets services, insurance, institutional finance and investment advisory solutions to institutions, governments and agencies, corporations, investment advisors, family offices and individuals. Guggenheim Partners employs more than 1,700 individuals and serves its clients from more than 25 cities across the United States, Europe and Asia. Guggenheim Partners is headquartered in Chicago and New York.

The Offering	The Fund is offering common shares of beneficial interest, par value $0.01 per share, through a group of underwriters led by Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and RBC Capital Markets, LLC. The initial public offering price is $20.00 per common share. The Fund’s common shares of beneficial interest are called “Common Shares” in this prospectus. You must purchase at least 100 Common Shares ($2,000) in order to participate in the offering. The Fund has given the underwriters an option to purchase up to an additional Common Shares to cover orders in excess of Common Shares. The Adviser has agreed to pay (i) all of the Fund’s organizational costs and

(ii) offerings costs of the Fund (other than sales load, but inclusive of the partial reimbursement of expenses of the underwriters) that exceed $0.04 per common share sold in the offering, including pursuant to the overallotment option. See “Underwriting.”

Investment Objective and Strategy
The Fund’s investment objective is to provide a high level of risk- adjusted total return with an emphasis on current income. The Fund will invest, under normal circumstances, substantially all of its Managed Assets (as defined in this prospectus) in a portfolio of common stocks included in the S&P 500 Equal WeightTM Index (the “Index”) in equal weight. In addition, the Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The Fund anticipates using leverage as described in this prospectus, which may have the effect of increasing the Fund’s overall portfolio volatility. Under normal market conditions, the Fund seeks overall portfolio volatility that, after giving effect to the Fund’s option writing strategy and use of leverage, approximates that of the broad equity market. The Fund seeks current income through dividends paid on securities owned by the Fund and cash premiums received from selling options. The Fund cannot assure investors that it will achieve its investment objective or be able to structure its investments as anticipated, and you could lose some or all of your investment.

Equity Portfolio
The Fund will invest, under normal circumstances, substantially all of its Managed Assets in a portfolio of common stocks included in the Index in equal weight. The Index has the same constituents as the S&P 500® Index, a capitalization-weighted index comprised of 500 common stocks, chosen by Standard & Poor’s Financial Services LLC (“S&P” and/or “Standard & Poor’s”) on a statistical basis, but each company in the Index is assigned a fixed equal weight instead of being assigned a weight based on the relative market capitalizations of such companies. The Fund’s equity portfolio will be rebalanced quarterly so that each stock in the Fund’s portfolio will have the same target weighting as every other stock in the portfolio. While the Fund generally expects to invest in substantially all of the stocks included in the Index, the Fund may also seek to obtain exposure through investments in other investment funds, other securities and/or financial instruments that are intended to correlate with or replicate the characteristics of exposure to stocks included in the Index or the Index generally.

The Fund will invest at least 80% of its net assets (including the proceeds of any borrowings for investment purposes) in equity securities. This policy may be changed by the Board of Trustees of the Fund (the “Board of Trustees”), but no change is anticipated. If this policy changes, the Fund will provide shareholders at least 60 days’ notice before implementation of the change.

Options Strategy
The Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The Fund’s options strategy follows the Options Strategy Sub-Adviser’s proprietary dynamic rules-based methodology, GPAM’s “Portable Volatility Monetization Strategy”SM. The Options Strategy Sub- Adviser initially expects to implement the Fund’s options strategy by selling (i.e. writing) call options on securities indices, exchange-traded funds (“ETFs”) that track securities indices, baskets of securities and other instruments, which will include securities that are not held by the Fund. As this strategy involves uncovered option writing, it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund. There can be no assurance that the Fund’s use of call options will be successful.

A call option on a security is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period.

As the seller of an index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation in the value of the relevant index over the exercise price in exchange for the premium. If, at or before expiration, the purchaser exercises the call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option (the exercise settlement amount). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash (instead of securities) upon exercise of the option in an amount equal to the amount by which the level of the index exceeds the exercise price and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The call options written by the Fund will typically be at or out-of-the money (that is, the exercise price will be greater than the current market price when written). The Options Strategy Sub-Adviser typically targets one-month options, although options of any exercise price or maturity may be utilized.

The Fund will “cover” its obligations when it sells call options or will earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (the “SEC”).

See “Investment Objective and Policies—Options Strategy” and "Risks-Options Risk."

Financial Leverage
The Fund may employ leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (“Indebtedness”) and (ii) the issuance of preferred shares (“Preferred Shares”) (collectively “Financial Leverage”). Under current market conditions, the Fund initially expects to utilize Financial Leverage such that the aggregate amount of Financial Leverage is not expected to exceed 20% of the Fund’s Managed Assets (including the proceeds of such Financial Leverage).

The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. Under the 1940 Act, the Fund may utilize Financial Leverage in the form of Indebtedness in an aggregate amount up to 33 1 / 3 % of the Fund’s Managed Assets (including the proceeds of such Financial Leverage) immediately after such Indebtedness. Under the 1940 Act, the Fund may utilize Financial Leverage in the form of Preferred Shares in an aggregate amount of up to 50% of the Fund’s total assets (including the proceeds of such Financial Leverage) immediately after such issuance. The Fund has no current intention to issue Preferred Shares.

The Adviser and the Sub-Advisers anticipate that the use of Financial Leverage will result in higher total return to the holders of Common Shares (“Common Shareholders”) over time. Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks, including increasing the Fund’s overall portfolio volatility. Under normal market conditions, the Fund seeks overall portfolio volatility that, after giving effect to the Fund’s option writing strategy and use of leverage, approximates that of the broad equity market. The costs associated with the issuance of Financial Leverage will be borne by Common Shareholders, which will result in a reduction of net asset value of the Common Shares. There can be no assurance that a leveraging strategy will be utilized or will be successful. The fee paid to the Adviser and the Sub-Advisers will be calculated on the basis of the Fund’s Managed Assets, including proceeds from the issuance of Indebtedness, Preferred Shares or any other form of Financial Leverage, so the fees paid to the Adviser and the Sub-Advisers will be higher when Financial Leverage is utilized. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. The maximum level of and types of Financial Leverage used by the Fund must be approved by the Board of Trustees.

In addition the Fund may engage in certain derivative transactions, including swaps, that have characteristics similar to leverage. To the extent the terms of such transactions obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. Such segregation or cover will ensure that the Fund has assets available to satisfy its obligations under such transactions. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or included in calculating the aggregate amount of the Fund’s Financial Leverage. To the extent that the Fund’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

There can be no assurance that a leveraging strategy will be utilized or, if utilized, will be successful. See “Risks—Financial Leverage Risk” and “Risks—Volatility Risk.”

Other Investment Policies
Strategic Transactions. In addition to the Fund’s options strategy, the Fund may, but is not required to, use various portfolio strategies, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures (“Strategic Transactions”), to earn income, facilitate portfolio management, mitigate risks or replicate the characteristics of exposure to stocks included in the Index or the Index generally. In the course of pursuing Strategic Transactions, the Fund may purchase and sell exchange- listed and over-the-counter put and call options on securities, instruments or equity and fixed-income indices, purchase and sell futures contracts and options thereon, and enter into swap, cap, floor or collar transactions. In addition, Strategic Transactions may also include new techniques, instruments or strategies that are developed or permitted as regulatory changes occur. Successful use of Strategic Transactions depends on the Options Strategy Sub-Adviser’s ability to predict correctly market movements, which cannot be assured. Losses on Strategic Transactions may reduce the Fund’s net asset value and its ability to pay distributions if they are not offset by gains on portfolio positions being hedged. See “Investment Objective and Policies—Portfolio Contents—Strategic Transactions” in this prospectus and “Investment Objective and Policies—Derivative Instruments” in the SAI.

Other Investment Practices. The Fund may engage in certain other investment transactions, including entering into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved, lending portfolio securities to securities broker-dealers or financial institutions and entering into repurchase agreements. See “Investment Objective and Policies—Certain Other Investment Practices.”

Temporary Defensive Investments
At any time when a temporary defensive posture is believed by the Sub-Advisers to be warranted (a “temporary defensive period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels. See “Investment Objective and Policies— Temporary Defensive Investments.”

Management of the Fund
Guggenheim Funds Investment Advisors, LLC acts as the Fund’s investment adviser pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser is responsible for the management of the Fund and administers the affairs of the Fund to the extent requested by the Board of Trustees. As compensation for its services, the Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from financial leverage, including the issuance of senior securities represented by indebtedness (including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper), the issuance of preferred shares, the effective leverage of certain portfolio transactions such as reverse repurchase agreements, dollar rolls and inverse floating rate securities, or any other form of financial leverage, minus liabilities, other than liabilities related to any financial leverage. Managed Assets includes assets attributable to Financial Leverage of any form.

Security Investors, LLC, an affiliate of Guggenheim Partners, acts as the Equity Portfolio Sub-Adviser and will be responsible for the management of the Fund’s portfolio of equity securities.

Guggenheim Partners Asset Management, LLC, an indirect subsidiary of Guggenheim Partners, acts as the Options Strategy Sub- Adviser and will be responsible for the Fund’s options strategy. The Adviser pays a portion of the advisory fee received from the Fund to the Equity Portfolio Sub-Adviser and the Options Strategy Sub-Adviser.

Distributions
The Fund intends to pay substantially all of its net investment income to Common Shareholders through quarterly distributions. In addition, the Fund intends to distribute any net long-term capital gains to Common Shareholders at least annually. The Fund expects that dividends paid on the Common Shares will consist primarily of (i) investment company taxable income, which includes, among other things, ordinary income, net short-term capital gain and income from certain hedging and interest rate transactions, and (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). The Fund cannot assure you as to what percentage of the dividends paid on the Common Shares will consist of net capital gain, which is taxed at reduced rates for non-corporate investors. Initial distributions to Common Shareholders are expected to be declared approximately 60 to 90 days after completion of the Common Share offering, and paid approximately 90 to 120 days after the completion of the Common Share offering, depending upon market conditions. See “Distributions.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of distributions at any time and may do so without prior notice to Common Shareholders.

If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

Consult your financial advisor for more information. See “Dividend Reinvestment Plan.”

Listing and Symbol	The Fund’s Common Shares are expected to be listed on the New York Stock Exchange under the symbol “GEQ,” subject to notice of issuance.

Special Risk Considerations
Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation and other market factors. See “Risks” for a more complete discussion of the special risk considerations associated with an investment in the Fund.

No Operating History. The Fund is a newly-organized, diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program. An investment in the Common Shares of the Fund should not be considered a complete investment program. The Fund is intended for long-term investors seeking risk- adjusted total return, with an emphasis on current income. The Fund is not meant to provide a vehicle for those who wish to play short- term swings in the stock market. Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund.

Investment and Market Risk. An investment in Common Shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of those securities may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Fund will affect the value of the Common Shares. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Management Risk. Although substantially all of the Fund’s net assets will be invested in the portfolio of stocks making up the Index in equal weight, the Fund has an actively managed portfolio and therefore is subject to management risk. The Fund is not, nor is it intended to be, an index fund. As a result, the performance of the Fund will differ from the performance of the Index as a whole for various reasons, including that the Fund will write call options to generate current income and potentially mitigate overall portfolio volatility, which may result in the Fund’s performance varying materially from that of the Index. The Options Strategy Sub-Adviser has obtained a license to use the Index from S&P and has sublicensed the Index to the Fund. In the event that the Fund is unable to continue to license the use of the Index, the Fund would continue to invest in a diversified portfolio of common stocks, which may or may not track another market index, which may subject the Fund to greater management risk. The Sub- Advisers will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these strategies will produce the desired results.

The Adviser, the Sub-Advisers and their affiliates provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their interests or those of their clients may compete or conflict with those of the Fund. For additional information about potential conflicts of interest, and the way in which the Adviser, the Sub-Advisers and their affiliates address such conflicts please see ‘‘Management of the Fund—Potential Conflicts of Interest’’ in the SAI.

Common Stock Risk. Although common stocks have historically generated higher average total returns than debt securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to debt securities. The price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuers occur. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and is therefore inherently more risky than preferred securities or debt instruments of such issuers.

Concentration Risk. To the extent that stocks included in the Index in the same industry in equal weight comprise 25% or more of the Fund’s total assets, the Fund will invest more than 25% of its assets in the securities of issuers in that industry, in which case the Fund may be more susceptible to risks associated with such industry. In addition, the Fund is subject to the risk that large-capitalization stocks may under-perform mid-capitalization or small-capitalization stocks or the equity market as a whole.

Options Risk. The Fund will implement a call option writing strategy using GPAM’s proprietary options overlay strategy, to generate current income from cash premiums received from selling options on securities indices, ETFs and baskets of securities, which will include securities that are not held by the Fund. As this strategy involves uncovered option writing, it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund. Under normal market conditions, the Fund seeks overall portfolio volatility that, after giving effect to the Fund’s option writing strategy and use of leverage, approximates that of the broad equity market. There are various risks associated with the Fund’s call option writing strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of a covered index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the index decline. Similarly, as the writer of a covered call option on a security or basket of securities held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or securities covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

There are special risks associated with uncovered option writing (i.e. writing options on securities not held in the Fund’s portfolio, on indices or on exchange traded funds comprised of such securities or that track such indices), which expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security or index decline, but bears unlimited risk of loss should the price of the underlying security or index increase above the exercise price.

The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. To the extent that there is a lack of correlation between the index options written by the Fund and the Fund’s portfolio securities, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. In the event that the Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise. To the extent that the Fund owns unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

The hours of trading for options may not conform to the hours during which the underlying securities for such options are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying securities, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Major exchanges on which options and futures are traded have established limits on how much an option or futures contract may decline over various periods of time. If the price of an option increases or decreases more than the established limit, trading in the contract may be suspended for set periods of time. If trading is suspended, the Fund may be unable to purchase or sell options or futures contracts at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective. The Fund also may be required, in these instances, to “fair-value” any options and futures contracts that it currently owns.

Although the Fund will generally write options each month, the Options Strategy Sub-Adviser may vary the times when it writes the options when the Options Strategy Sub-Adviser believes it is in the best interest of the Fund to do so (including by not writing options in a particular month or months). Varying the timing of when the Fund will write options may not have the intended effect and the Fund may sustain losses.

Income on options on individual stocks will not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.

Financial Leverage Risk. The Fund initially expects to employ Financial Leverage through Indebtedness. The Adviser and the Sub-Advisers anticipate that the use of Financial Leverage will result in higher income to Common Shareholders over time. Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks, including increasing the Fund’s overall portfolio volatility to approximately that of broad equity market volatility. There can be no assurance that a leveraging strategy will be utilized or will be successful.

Financial Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Financial Leverage involves risks and special considerations for Common Shareholders, including:

  •  the likelihood of greater volatility of net asset value and dividend rate of the Common Shares than a comparable portfolio without Financial Leverage;

  •  the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any Financial Leverage that the
      Fund must pay will reduce the return to the Common Shareholders;

  •  the effect of Financial Leverage in a declining market may result in a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged;

  •  when the Fund uses Financial Leverage, the investment advisory fees payable to the Adviser and Sub-Advisers will be higher than if the Fund did not use Financial Leverage; and

  •  Financial Leverage may increase operating costs, which may reduce total return.

The Fund will have to pay interest on its Indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment. Certain types of Indebtedness subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Indebtedness issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Advisers from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Advisers for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets, including proceeds of Financial Leverage. This may create a conflict of interest between the Adviser and the Sub-Advisers, on the one hand, and the Common Shareholders, on the other hand. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, the Board of Trustees will receive regular reports from the Adviser and the Sub-Advisers regarding the Fund’s use of Financial Leverage and the effect of Financial Leverage on the management of the Fund’s portfolio and the performance of the Fund.

In addition the Fund may engage in certain derivative transactions, including swaps, that have characteristics similar to leverage. To the extent the terms of any such transaction obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transaction in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of any such transaction obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions, the Fund may “cover” its obligations under such transaction by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Securities so segregated or designated as “cover” will be unavailable for sale by the Sub-Advisers (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely effect the ability of the Fund to pursue its investment objective.

Strategic Transactions Risk. The Fund may engage in various Strategic Transactions, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures, for hedging and risk management purposes and to enhance total return. Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the Fund’s ability to successfully use Strategic Transactions depends on the Sub-Advisers’ ability to predict pertinent market movements, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Synthetic Investment Risk. As an alternative to holding investments directly, the Fund may also obtain investment exposure through the use of derivative instruments (including swaps, options, forwards, notional principal contracts or customized derivative or financial instruments) to replicate, modify or replace the economic attributes associated with an investment in securities in which the Fund may invest. The Fund may be exposed to certain additional risks should the

Sub-Advisers use derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a materially adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Investment Funds Risk. Investments in other investment funds present certain special considerations and risks not present in making direct investments in securities in which the Fund may invest. Investments in investment funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investments in investment funds are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. Investments in investment funds may expose the Fund to an additional layer of financial leverage. To the extent management fees of investment funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Volatility Risk. The use of Financial Leverage by the Fund will cause the net asset value, and possibly the market price, of the Fund’s Common Shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value and market price of the Common Shares of the Fund will be more volatile than those of a closed-end management investment company that is not exposed to leverage.

Tax Risk. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the nature of the Fund’s investments and market conditions. Any distributions Common Shareholders receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of the adjusted tax basis in their Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce the adjusted tax basis in the Common Shares, thereby increasing the Common Shareholders’ potential gain or reducing the Common Shareholders’ potential loss on any subsequent sale or other disposition of their Common Shares.

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. Such market conditions may increase the volatility of the value of securities owned by the Fund, may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis and may adversely affect the ability of the Fund to borrow for investment purposes and increase the cost of such borrowings, which would reduce returns to the holders of Common Shares. These developments adversely affected the broader economy, and may continue to do so, which in turn may adversely affect issuers of securities owned by the Fund. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund’s Common Shares.

Recently markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, have contributed to increased market volatility and may have long-term effects on the U.S. and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser and Sub-Advisers do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets in the Fund’s portfolio. The Adviser and the Sub-Advisers intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price for Common Shares. Because the market price of Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. This risk may be greater for investors expecting to sell their Common Shares soon after the completion of the public offering, as the net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.

United States Credit Rating Downgrade Risk. The events surrounding the recent negotiations regarding the U.S. federal government debt ceiling and the resulting agreement could adversely affect the Fund’s ability to achieve its investment objective. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. Neither the Adviser nor the Sub-Advisers can predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Adviser and the Sub-Advisers intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so and the Adviser and the Sub-Advisers may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Legislation and Regulation Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect the Fund or its counterparties. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unknown and unforeseeable. At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund or entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s options strategy or other uses of derivatives, which could have an adverse impact on the Fund. Neither the Adviser nor the Sub-Advisers can predict the effects of these regulations on the Fund’s portfolio. The Adviser and the Sub-Advisers intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. The Fund will rebalance its portfolio of equity securities quarterly to maintain equal weighting of the Index constituents, which may increase portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may result in realized capital losses. See “Tax Matters.”

Securities Lending Risk. The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Market Disruption and Geopolitical Risk. Instability in the Middle East and Africa and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser and Sub-Advisers do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

Anti-Takeover Provisions Risk. The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the Fund’s Amended and Restated Bylaws (collectively, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.”

Anti-Takeover Provisions in the Fund’s Governing Documents
The Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents” and “Risks—Anti-Takeover Provisions.”

Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent
The Bank of New York Mellon serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions. The Bank of New York Mellon also serves as the Fund’s dividend disbursing agent, agent under the Fund’s Dividend Reinvestment Plan (the “Plan Agent”), transfer agent and registrar with respect to the Common Shares of the Fund.

Guggenheim Funds Investment Advisors, LLC serves as the Fund’s administrator. Pursuant to an administration agreement with the Fund, Guggenheim Funds Investment Advisors, LLC provides certain administrative, bookkeeping and accounting services to the Fund.

SUMMARY OF FUND EXPENSES

     The purpose of the table and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately 12,500,000 Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table, and may increase as a percentage of net assets attributable to Common Shares if the Fund issues less than 12,500,000 Common Shares. See “Management of the Fund” and “Dividend Reinvestment Plan.”

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	4.50%
Offering expenses borne by Common Shareholders (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan fees(2)	None

Percentage of Net Assets
Annual Expenses	Attributable to Common Shares
Management fees(3)	1.25%
Interest payments on borrowed funds(4)(6)	0.28%
Other expenses(5)	0.38%
Total annual expenses	1.91%

(1)
The Adviser has agreed to pay (i) all organizational costs of the Fund and (ii) offering costs of the Fund (other than the sales load but inclusive of the partial reimbursement of expenses of the underwriters) that exceed $0.04 per Common Share sold in the offering, including pursuant to the overallotment option (0.20% of the offering price). Organizational costs and offering costs incurred by the Adviser may not be recouped from the Fund. To the extent that total offering expenses are less than $0.04 per Common Share, up to 0.15% of the public offering price of securities sold in this offering, up to such expense limit, will be paid to Guggenheim Funds Distributors, Inc., an affiliate of the Adviser and the Sub-Advisers, as reimbursement for the distribution services it provides to the Fund. Assuming the Fund issues approximately 12,500,000 Common Shares, the costs of the offering are estimated to be approximately $800,000, of which $500,000 ($0.04 per Common Share) will be borne by the Fund.

(2)	You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”
(3)
The Fund pays an investment advisory fee to the Adviser in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. The investment advisory fee of 1.00% of the Fund’s Managed Assets represents 1.25% of net assets attributable to Common Shares assuming Financial Leverage of 20% of the Fund’s Managed Assets (including the proceeds of such Financial Leverage).

(4)
Under current market conditions, the Fund initially expects to utilize Financial Leverage through Indebtedness, such that the aggregate amount of Financial Leverage is not expected to exceed 20% of the Fund’s Managed Assets (including the proceeds of such Financial Leverage). The table above assumes that the Fund utilizes Financial Leverage in the form of Indebtedness in an amount equal to 20% of the Fund’s Managed Assets (including the proceeds of such Financial Leverage) and an annual interest rate of 1.00%. To the extent other forms of Financial Leverage (or combinations of forms of Financial Leverage) are utilized, the associated Financial Leverage costs would likely change from the cost estimates set forth above.

(5)
The “Other expenses” shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations. Expenses attributable to the Fund’s investments, if any, in other investment funds are currently estimated not to exceed 0.01%.

(6)
Compensation, if any, to be paid by the Fund to Guggenheim Funds Distributors, Inc., as described in footnote (1) above, is not reflected in “Other expenses,” as it is included in “Offering expenses borne by Common Shareholders (as a percentage of offering price)” above.

(7)
The table presented in this footnote estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to Common Shares and assumes the Fund is the same size as the table above but, unlike the table above, assumes that the Fund does not utilize any form of Financial Leverage. In accordance with these assumptions, the Fund’s expenses would be estimated as follows:

Percentage of Net Assets
Attributable to Common
Shares (assumes no
Annual Expenses	Financial Leverage is used)
Management fees	1.00%
Interest payments on borrowed funds	None
Other expenses(4)(5)	0.30%
Total annual expenses	1.30%

Example

     As required by relevant SEC regulations, the following example illustrates the expenses (including the sales load of $45 and estimated expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of 1.91% of net assets attributable to Common Shares and (2) a 5% annual return*:

1 Year	3 Years	5 Years	10 Years
$65	$102	$141	$250

*
The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that all dividends and distributions are reinvested at net asset value and that the estimated “Interest payments on borrowed funds” and “Other expenses” are accurate.

THE FUND

     Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) is a newly-organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a statutory trust on July 11, 2011, pursuant to a Certificate of Trust, and is governed by the laws of the State of Delaware. As a newly-organized entity, the Fund has no operating history. Its principal office is located at 2455 Corporate West Drive, Lisle, Illinois 60532, and its telephone number is (630) 505-3700.

     Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund. Security Investors, LLC (“Security Investors” or the “Equity Portfolio Sub-Adviser”) serves as the Fund’s investment sub-adviser responsible for the management of the Fund’s portfolio of equity securities. Guggenheim Partners Asset Management, LLC (“GPAM” or the “Options Strategy Sub-Adviser” and, together with the Equity Portfolio Sub-Adviser, the “Sub-Advisers” ) serves as the Fund’s investment sub-adviser responsible for the management of the Fund’s options strategy. Each of the Adviser and the Options Strategy Sub-Adviser is a subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”). The Equity Strategy Sub-Adviser is currently a subsidiary of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners. On September 21, 2011, Guggenheim Capital, LLC, the parent company of Guggenheim Partners, agreed to purchase Security Benefit Asset Management Holdings, LLC, the indirect holding company of the Equity Strategy Sub-Adviser, from Security Benefit Corporation. The parties expect the transaction to be completed in late 2011 or early 2012. However, it is subject to various conditions, and could be delayed or even terminated due to unforeseen circumstances. Guggenheim Partners is a privately held global financial services firm with more than $125 billion in assets under management as of June 30, 2011. Guggenheim Partners provides asset management, investment banking and capital markets services, insurance, institutional finance and investment advisory solutions to institutions, governments and agencies, corporations, investment advisors, family offices and individuals. Guggenheim Partners employs more than 1,700 individuals and serves its clients from more than 25 cities across the United States, Europe and Asia. Guggenheim Partners is headquartered in Chicago and New York.

USE OF PROCEEDS

     The net proceeds of the offering of Common Shares will be approximately $      ($       if the underwriters exercise the overallotment option in full) after payment of the estimated offering costs. The Fund will pay all of its offering costs up to $0.04 per Common Share, and the Adviser has agreed to pay (i) all of the Fund’s organizational costs, and (ii) those offering costs of the Fund (other than sales load, but inclusive of the partial reimbursement of expenses of the underwriters) that exceed $0.04 per Common Share sold in the offering, including pursuant to the overallotment option. The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as soon as practicable after the closing of the offering. The Fund expects to be able to invest the net proceeds from this offering within three months after the completion of this offering. Pending the full investment of the proceeds of the offering, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective and Strategy

     The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income. The Fund will invest, under normal circumstances, substantially all of its Managed Assets in a portfolio of common stocks included in the Index in equal weight. In addition, the Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The Fund anticipates using leverage as described in this prospectus, which may have the effect of increasing the Fund’s overall portfolio volatility. Under normal market conditions, the Fund seeks overall portfolio volatility that, after giving effect to the Fund’s option writing strategy and use of leverage, approximates that of the broad equity market. The Fund seeks current income through dividends paid on securities owned by the Fund and cash premiums received from selling options. The Fund cannot assure investors that it will achieve its investment objective or be able to structure its investments as anticipated, and you could lose some or all of your investment.

Equity Portfolio

     The Fund will invest, under normal circumstances, substantially all of its Managed Assets in a portfolio of common stocks included in the Index in equal weight. The Index has the same constituents as the S&P 500® Index, a capitalization-weighted index comprised of 500 common stocks, chosen by Standard & Poor’s Financial Services LLC (“S&P” and/or “Standard & Poor’s”) on a statistical basis, but each company in the Index is assigned a fixed equal weight instead of being assigned a weight based on the relative market capitalizations of such companies. The Fund’s equity portfolio will be rebalanced quarterly so that each stock in the Fund’s portfolio will have the same target weighting as every other stock in the portfolio. While the Fund generally expects to invest in substantially all of the stocks included in the Index, the Fund may also seek to obtain exposure through investments in other investment funds, other securities and/or financial instruments that are intended to correlate with or replicate the characteristics of exposure to stocks included in the Index or the Index generally.

     The Fund will invest at least 80% of its net assets (including the proceeds of any borrowings for investment purposes) in equity securities. This policy may be changed by the Board of Trustees of the Fund (the “Board of Trustees”), but no change is anticipated. If this policy changes, the Fund will provide shareholders at least 60 days’ notice before implementation of the change.

Options Strategy

     The Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The Fund’s options strategy follows the Options Strategy Sub-Adviser’s proprietary dynamic rules-based methodology, GPAM’s “Portable Volatility Monetization Strategy”SM. The Options Strategy Sub-Adviser initially expects to implement the Fund’s options strategy by selling (i.e. writing) options on securities indices, exchange-traded funds (“ETFs”) that track securities indices, baskets of securities and other instruments, which will include securities that are not held by the Fund. As this strategy involves uncovered option writing, it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund. There can be no assurance that the Fund’s use of options will be successful.

     A call option on a security is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. Call options sold by the Fund on securities may be “cash settled,” meaning that the purchaser of the option has the right to receive a cash payment from the writer of the option to the extent that the value of the underlying position rises above (in the case of a call) the exercise price of the option.

     As the seller of an index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation in the value of the relevant index over the exercise price in exchange for the premium. If, at or before expiration, the purchaser exercises the call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option (the exercise settlement amount). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

     Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash (instead of securities) upon exercise of the option in an amount equal to the amount by which the level of the index exceeds the exercise price and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

     The call options written by the fund will typically be at or out-of-the money (that is, the exercise price will be greater than the current market price when written). The Options Strategy Sub-Adviser typically targets one-month options, although options of any exercise price or maturity may be utilized.

     The Fund will “cover” its obligations when it sells call options or will earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (the “SEC”). In the case of a call option on an individual security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, the Fund has earmarked or segregated cash or liquid securities in an amount at least equal to such additional cash consideration) upon conversion or exchange of other securities held by the Fund. In the case of a call option on an index, an option is “covered” if the Fund owns a portfolio of stocks substantially replicating the movement of the index. A call option on a security or index is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in earmarked or segregated cash or liquid securities.

     The Fund may also write “uncovered” call options, meaning that it can write options on securities or indices not held in its portfolio or which are not covered as described above. When the Fund writes uncovered call options on securities, including exchange traded funds, the Fund will segregate or earmark cash or liquid assets that, when added to amounts deposited by the Fund with a broker as margin, equal the market value of the security underlying the call option (but are no less than the exercise price of the call option). When the Fund writes uncovered index call options, the Fund will earmark or segregate cash or liquid securities in an amount at least equal to the current value of the Fund’s net payment obligation under the terms of such call option (i.e., the exercise settement amount determined daily on a marked to market basis) in accordance with applicable interpretations of the SEC.

     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same type as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same type or in a private transaction. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options. If the Fund, as the writer of a covered call option, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position. If the Fund writes an uncovered call option and is unable to effect a closing purchase transaction in a secondary market, the Fund will be subject to unlimited risk of loss should the price of the underlying security or index increase above the exercise price.

     The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. Therefore, the Fund will realize a profit from a closing transaction if the price of the closing transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option.

Temporary Defensive Investments

     At any time when a temporary defensive posture is believed by the Sub-Advisers to be warranted (a “temporary defensive period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During a temporary defensive period, the Fund may also invest in shares of money market mutual funds. Money market mutual funds are investment companies, and the investments in those companies by the Fund are subject to certain fundamental investment restrictions and applicable law. See “Investment Restrictions” in the SAI. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. See “Management of the Fund.” The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels.

Certain Other Investment Practices

     Strategic Transactions. In addition to the Fund’s options strategy, the Fund may, but is not required to, use various portfolio strategies, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures (“Strategic Transactions”), to earn income, facilitate portfolio management, mitigate risks or replicate the characteristics of exposure to stocks included in the Index or the Index generally. In the course of pursuing Strategic Transactions, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, instruments or equity and fixed-income indices, purchase and sell futures contracts and options thereon, and enter into swap, cap, floor or collar transactions. In addition, Strategic Transactions may also include new techniques, instruments or strategies that are developed or permitted as regulatory changes occur. Successful use of Strategic Transactions depends on the Sub-Advisers’ ability to predict correctly market movements, which cannot be assured. Losses on Strategic Transactions may reduce the Fund’s net asset value and its ability to pay distributions if they are not offset by gains on portfolio positions being hedged. Certain Strategic Transactions are described in further detail below and under “—Interest Rate Transactions.” For a more complete discussion of the Fund’s investment practices involving transactions in derivatives and certain other investment techniques, see “Investment Objective and Policies—Derivative Instruments” in the SAI.

     Other Investment Funds. As an alternative to holding investments directly, the Fund may also obtain investment exposure to securities in which it may invest directly by investing in other investment funds, including exchange-traded funds. To the extent that the Fund invests in another investment fund that invest at least 80% of its total assets in equity securities, such investment will be counted for purposes of the Fund’s policy of investing at least 80% of its Managed Assets in equity securities. Investments in other investment funds involve operating expenses and fees at the investment funds level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by the holders of Common Shares (“Common Shareholders”).

     When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved, in order to acquire the security or to hedge against anticipated changes in interest rates and price. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will earmark or segregate cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

     Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1 / 3 % of the value of the Fund’s total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. See “Investment Objective and Policies—Loans of Portfolio Securities” in the SAI.

Portfolio Turnover

     The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Under normal market conditions, the Fund anticipates that its annual portfolio turnover rate will be approximately 60%.

Investment Restrictions

     The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act (and preferred shares, if any, voting together as a single class). See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund.

USE OF FINANCIAL LEVERAGE

     The Fund may employ leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”) and (ii) the issuance of preferred shares (“Preferred Shares”) (collectively “Financial Leverage”). So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund’s Common Shares. The maximum level of and types of Financial Leverage used by the Fund must be approved by the Board of Trustees. The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. Under current market conditions, the Fund initially expects to utilize Financial Leverage through Indebtedness and/or engaging in reverse repurchase agreements, such that the aggregate amount of Financial Leverage is not expected to exceed 20% of the Fund’s Managed Assets (including the proceeds of such Financial Leverage). The Fund has no current intention to issue Preferred Shares. Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks, including increasing the Fund’s overall portfolio volatility. Under normal market conditions, the Fund seeks overall portfolio volatility that, after giving effect to the Fund’s option writing strategy and use of leverage, approximates that of the broad equity market. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Indebtedness

     Under the 1940 Act, the Fund generally is not permitted to issue Indebtedness unless, immediately after the issuance of such Indebtedness, the value of the Fund’s total assets less liabilities other than the principal amount represented by Indebtedness, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by Indebtedness, is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Fund utilized Indebtedness, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding Indebtedness to the extent necessary to maintain the required asset coverage. The Fund may also utilize Indebtedness in excess of such limit for temporary purposes such as the settlement of transactions.

     The terms of any such Indebtedness may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such Indebtedness over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such Indebtedness, which right will be senior to those of the Common Shareholders. Any such Indebtedness may contain provisions limiting certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Any Indebtedness will likely be ranked senior or equal to all other existing and future Indebtedness of the Fund. If the Fund utilizes Indebtedness, the Common Shareholders will bear the offering costs of the issuance of any Indebtedness, which are currently expected to be approximately 0.10% of the total amount of an offering of Indebtedness.

     Certain types of Indebtedness subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Indebtedness issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Advisers from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

     The 1940 Act grants to the lenders to the Fund, under certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Preferred Shares

     Although the Fund has no current intention to do so, the 1940 Act also permits the Fund to utilize Financial Leverage through the issuance of Preferred Shares. The Fund’s Governing Documents provide that the Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any Preferred Shares that might be issued. Any such Preferred Share offering would be subject to the limits imposed by the 1940 Act.

     Under the 1940 Act, the Fund may not issue Preferred Shares unless, immediately after such issuance, it has an “asset coverage” of at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the value of the Fund’s total assets). For these purposes, “asset coverage” means the ratio of (i) total assets less all liabilities and indebtedness not represented by “senior securities” to (ii) the amount of “senior securities representing indebtedness” plus the “involuntary liquidation preference” of the Preferred Shares. “Senior security” means any bond, note, or similar security evidencing indebtedness and any class of shares having priority over any other class as to distribution of assets or payment of dividends. “Senior security representing indebtedness” means any “senior security” other than equity shares. The “involuntary liquidation preference” of the Preferred Shares is the amount that holders of Preferred Shares would be entitled to receive in the event of an involuntary liquidation of the Fund in preference to the Common Shares.

     In addition, the Fund is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on its Common Shares, or to purchase any Common Shares, unless the Preferred Shares have at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain asset coverage of any Preferred Shares of at least 200%. Any Preferred Shares issued by the Fund would have special voting rights and a liquidation preference over the Common Shares. Issuance of Preferred Shares would constitute Financial Leverage and would entail special risks to the Common Shareholders.

     If Preferred Shares are outstanding, two of the Fund’s Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by Common Shareholders and Preferred Shares voting together as a single class. In the unlikely event the Fund failed to pay dividends on Preferred Shares for two years, Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

     The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. The Fund has no present intention to issue Preferred Shares.

Certain Portfolio Transactions

     In addition the Fund may engage in certain derivative transactions, including swaps, that have characteristics similar to leverage. To the extent the terms of such transactions obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Such segregation or cover will ensure that the Fund has assets available to satisfy its obligations under such transactions. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or included in calculating the aggregate amount of the Fund’s financial leverage. To the extent that the Fund’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

Effects of Financial Leverage

     Assuming (i) the use by the Fund of Financial Leverage representing approximately 20% of the Fund’s Managed Assets (including the proceeds of such Financial Leverage) and (ii) interest costs to the Fund at an average annual rate of 1.00% with respect to such Financial Leverage, then the incremental income generated by the Fund’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately 0.20% to cover such interest expense. These numbers are merely estimates used for illustration. The amount of Financial Leverage used by the Fund as well as actual interest expenses on such Financial Leverage may vary frequently and may be significantly higher or lower than the rate estimated above.

     The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of Financial Leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 20% of the Fund’s Managed Assets (including the proceeds of such Financial Leverage) and the Fund’s currently projected annual interest rate of 1.00% with respect to such Financial Leverage. The table does not reflect any offering costs of Common Shares or Financial Leverage.

Assumed portfolio total return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share total return	(12.75)%	(6.50)%	(0.25)%	6.00%	12.25%

     Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s Common Shares, the value of which will be determined by market and other factors.

     During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Advisers for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets, including proceeds of Financial Leverage. This may create a conflict of interest between the Adviser and the Sub-Advisers, on the one hand, and the Common Shareholders, on the other hand. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, the maximum level of and types of Financial Leverage used by the Fund must be approved by the Board of Trustees, and the Board of Trustees will receive regular reports from the Adviser and the Sub-Advisers regarding the Fund’s use of Financial Leverage and the effect of Financial Leverage on the management of the Fund’s portfolio and the performance of the Fund.

     Unless and until the Fund utilizes Financial Leverage, the Common Shares will not be leveraged and this section will not apply.

RISKS

     Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

No Operating History

The Fund is a newly-organized, diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program

     An investment in the Common Shares of the Fund should not be considered a complete investment program. The Fund is intended for long-term investors seeking risk-adjusted total return, with an emphasis on current income. The

Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund.

Investment and Market Risk

     An investment in Common Shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of those securities may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Fund will affect the value of the Common Shares. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Management Risk

     Although substantially all of the Fund’s net assets will be invested in the portfolio of stocks making up the Index in equal weight, the Fund has an actively managed portfolio and therefore is subject to management risk. The Fund is not, nor is it intended to be, an index fund. As a result, the performance of the Fund will differ from the performance of the Index as a whole for various reasons, including that the Fund will write call options to generate current income and potentially mitigate overall portfolio volatility, which may result in the Fund’s performance varying materially from that of the Index. The Options Strategy Sub-Adviser has obtained a license to use the Index from S&P and has sublicensed the Index to the Fund. In the event that the Fund is unable to continue to license the use of the Index, the Fund would continue to invest in a diversified portfolio of common stocks, which may or may not track another market index, which may subject the Fund to greater management risk. The Sub-Advisers will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these strategies will produce the desired results.

     The Adviser, the Sub-Advisers and their affiliates provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their interests or those of their clients may compete or conflict with those of the Fund. For additional information about potential conflicts of interest, and the way in which the Adviser, the Sub-Advisers and their affiliates address such conflicts please see ‘‘Management of the Fund—Potential Conflicts of Interest’’ in the SAI.

Common Stock Risk

     Although common stocks have historically generated higher average total returns than debt securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to debt securities. The price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuers occur. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and is therefore inherently more risky than preferred securities or debt instruments of such issuers.

Concentration Risk

     To the extent that stocks included in the Index in the same industry in equal weight comprise 25% or more of the Fund’s total assets, the Fund will invest more than 25% of its assets in the securities of issuers in that industry, in which case the Fund may be more susceptible to risks associated with such industry. In addition, the Fund is subject to the risk that large-capitalization stocks may under-perform mid-capitalization or small-capitalization stocks or the equity market as a whole.

Options Risk

     The Fund will implement a call option writing strategy using GPAM’s proprietary options overlay strategy, to generate current income from cash premiums received from selling options on securities indices, ETFs and baskets of securities, which will include securities that are not held by the Fund. As this strategy involves uncovered option writing, it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund. Under normal market conditions, the Fund seeks overall portfolio volatility that, after giving effect to the Fund’s option writing strategy and use of leverage, approximates that of the broad equity market. There are various risks associated with the Fund’s call option writing strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of a covered index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the index decline. Similarly, as the writer of a covered call option on a security or basket of securities held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or securities covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

     There are special risks associated with uncovered option writing (i.e. writing options on securities not held in the Fund’s portfolio, on indices or on exchange traded funds comprised of such securities or that track such indices), which expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security or index decline, but bears unlimited risk of loss should the price of the underlying security or index increase above the exercise price.

     The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

     There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. To the extent that there is a lack of correlation between the index options written by the Fund and the Fund’s portfolio securities, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. In the event that the Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise. To the extent that the Fund owns unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange-

traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

     The hours of trading for options may not conform to the hours during which the underlying securities for such options are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying securities, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

     The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

     Major exchanges on which options and futures are traded have established limits on how much an option or futures contract may decline over various periods of time. If the price of an option increases or decreases more than the established limit, trading in the contract may be suspended for set periods of time. If trading is suspended, the Fund may be unable to purchase or sell options or futures contracts at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective. The Fund also may be required, in these instances, to “fair-value” any options and futures contracts that it currently owns.

     Although the Fund will generally write options each month, the Options Strategy Sub-Adviser may vary the times when it writes the options when the Options Strategy Sub-Adviser believes it is in the best interest of the Fund to do so (including by not writing options in a particular month or months). Varying the timing of when the Fund will write options may not have the intended effect and the Fund may sustain losses.

     Income on options on individual stocks will not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

     Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.

Financial Leverage Risk

     The Fund initially expects to employ Financial Leverage through Indebtedness. The Adviser and the Sub-Advisers anticipate that the use of Financial Leverage will result in higher income to Common Shareholders over time. Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks, including increasing the Fund’s overall portfolio volatility. Under normal market conditions, the Fund seeks overall portfolio volatility that, after giving effect to the Fund’s option writing strategy and use of leverage, approximates that of the broad equity market. There can be no assurance that a leveraging strategy will be utilized or will be successful.

     Financial Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Financial Leverage involves risks and special considerations for Common Shareholders, including:

•	the likelihood of greater volatility of net asset value and dividend rate of the Common Shares than a comparable portfolio without Financial Leverage;

•
the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any Financial Leverage that the Fund must pay will reduce the return to the Common Shareholders;

•	the effect of Financial Leverage in a declining market may result in a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged;

•	when the Fund uses Financial Leverage, the investment advisory fees payable to the Adviser and Sub- Advisers will be higher than if the Fund did not use Financial Leverage; and

•	Financial Leverage may increase operating costs, which may reduce total return.

     The Fund will have to pay interest on its Indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment. Certain types of Indebtedness subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Indebtedness issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Advisers from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

     During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Advisers for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets, including proceeds of Financial Leverage. This may create a conflict of interest between the Adviser and the Sub-Advisers, on the one hand, and the Common Shareholders, on the other hand. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, the Board of Trustees will receive regular reports from the Adviser and the Sub-Advisers regarding the Fund’s use of Financial Leverage and the effect of Financial Leverage on the management of the Fund’s portfolio and the performance of the Fund.

     In addition the Fund may engage in certain derivative transactions, including swaps, that have characteristics similar to leverage. To the extent the terms of any such transaction obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transaction in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of any such transaction obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions, the Fund may “cover” its obligations under such transaction by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Securities so segregated or designated as “cover” will be unavailable for sale by the Sub-Advisers (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely effect the ability of the Fund to pursue its investment objective.

Strategic Transactions Risk

     The Fund may engage in various Strategic Transactions, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures, for hedging and risk management purposes and to enhance total return. Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the Fund’s ability to successfully use Strategic Transactions depends on the Sub-Advisers’ ability to predict pertinent market movements, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

Counterparty Risk

     The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Synthetic Investment Risk

     As an alternative to holding investments directly, the Fund may also obtain investment exposure through the use of derivative instruments (including swaps, options, forwards, notional principal contracts or customized derivative or financial instruments) to replicate, modify or replace the economic attributes associated with an investment in securities in which the Fund may invest. The Fund may be exposed to certain additional risks should the Sub-Advisers use derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a materially adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Investment Funds Risk

     Investments in other investment funds present certain special considerations and risks not present in making direct investments in securities in which the Fund may invest. Investments in investment funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investments in investment funds are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. Investments in investment funds may expose the Fund to an additional layer of financial leverage. To the extent management fees of investment funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk.

Inflation/Deflation Risk

     Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Volatility Risk

     The use of Financial Leverage by the Fund will cause the net asset value, and possibly the market price, of the Fund’s Common Shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value and market price of the Common Shares of the Fund will be more volatile than those of a closed-end management investment company that is not exposed to leverage.

Tax Risk

     The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the nature of the Fund’s investments and market conditions. Any distributions Common Shareholders receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of the adjusted tax basis in their Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce the adjusted tax basis in the Common Shares, thereby increasing the Common Shareholders’ potential gain or reducing the Common Shareholders’ potential loss on any subsequent sale or other disposition of their Common Shares.

Recent Market Developments Risk

     Global and domestic financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. Such market conditions may increase the volatility of the value of securities owned by the Fund, may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis and may adversely affect the ability of the Fund to borrow for investment purposes and increase the cost of such borrowings, which would reduce returns to the holders of Common Shares. These developments adversely affected the broader economy, and may continue to do so, which in turn may adversely affect issuers of securities owned by the Fund. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund’s Common Shares.

     Recently markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, have contributed to increased market volatility and may have long-term effects on the U.S. and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser and Sub-Advisers do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets in the Fund’s portfolio. The Adviser and the Sub-Advisers intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Market Discount Risk

     Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price for Common Shares. Because the market price of Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. This risk may be greater for investors expecting to sell their Common Shares soon after the completion of the public offering, as the net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.

United States Credit Rating Downgrade Risk

     The events surrounding the recent negotiations regarding the U.S. federal government debt ceiling and the resulting agreement could adversely affect the Fund’s ability to achieve its investment objective. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. Neither the Adviser nor the Sub-Advisers can predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Adviser and the Sub-Advisers intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so and the Adviser and the Sub-Advisers may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Legislation and Regulation Risk

     The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect the Fund or its counterparties. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unknown and unforeseeable. At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund or entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

     In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s options strategy or other uses of derivatives, which could have an adverse impact on the Fund. Neither the Adviser nor the Sub-Advisers can predict the effects of these regulations on the Fund’s portfolio. The Adviser and the Sub-Advisers intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Portfolio Turnover Risk

     The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. The Fund will rebalance its portfolio of equity securities quarterly to maintain equal weighting of the Index constituents, which may increase portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may result in realized capital losses. See “Tax Matters.”

Securities Lending Risk

     The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Market Disruption and Geopolitical Risk

     Instability in the Middle East and Africa and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser and Sub-Advisers do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

Anti-Takeover Provisions Risk

     The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the Fund’s Amended and Restated Bylaws (collectively, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.

MANAGEMENT OF THE FUND

Trustees and Officers

     The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Adviser and the Sub-Advisers. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

The Adviser and Sub-Advisers

     Adviser. Guggenheim Funds Investment Advisors, LLC, a wholly-owned subsidiary of Guggenheim Funds Services Group, Inc. an indirect subsidiary of Guggenheim Partners, acts as the Fund’s investment adviser. The Adviser is a registered investment adviser and acts as investment adviser to a number of closed-end and open-end management investment companies. The Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Adviser will be responsible for the management of the Fund, will furnish offices, necessary facilities and equipment on behalf of the Fund, will oversee the activities of the Fund’s Sub-Advisers, will provide personnel, including certain officers required for the Fund’s administrative management, and will pay the compensation of all officers and Trustees of the Fund who are its affiliates.

     Equity Portfolio Sub-Adviser. Security Investors, LLC acts as the Equity Strategy Sub-Adviser. The Equity Portfolio Sub-Adviser is a Kansas limited liability company, with its principal offices located at 40 East 52nd Street, New York, NY 10022. The Equity Portfolio Sub-Adviser, under the direction and supervision of the Board of Trustees and the Adviser, will be responsible for the management of the Fund’s portfolio of equity securities and will provide certain facilities and personnel related to such management.

     The Equity Strategy Sub-Adviser is currently a subsidiary of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners. On September 21, 2011, Guggenheim Capital, LLC, the parent company of Guggenheim Partners, agreed to purchase Security Benefit Asset Management Holdings, LLC, the indirect holding company of the Equity Strategy Sub-Adviser, from Security Benefit Corporation. The parties expect the transaction to be completed in late 2011 or early 2012. However, it is subject to various conditions, and could be delayed or even terminated due to unforeseen circumstances.

     Options Strategy Sub-Adviser. Guggenheim Partners Asset Management, LLC, an indirect subsidiary of Guggenheim Partners, acts as the Options Strategy Sub-Adviser. Guggenheim Partners Asset Management, LLC is a Delaware limited liability company, with its principal offices located at 100 Wilshire Boulevard, Santa Monica, California 90401. The Options Strategy Sub-Adviser, under the direction and supervision of the Board of Trustees and the Adviser, will be responsible for the management of the Fund’s options strategy and will provide certain facilities and personnel related to such management.

     Guggenheim Partners. Guggenheim Partners is a privately held global financial services firm with more than $125 billion in assets under management as of June 30, 2011. Guggenheim Partners provides asset management, investment banking and capital markets services, insurance, institutional finance and investment advisory solutions to institutions, governments and agencies, corporations, investment advisors, family offices and individuals. Guggenheim Partners employs more than 1,700 individuals and serves its clients from more than 25 cities across the United States, Europe and Asia. Guggenheim Partners is headquartered in Chicago and New York.

Investment Advisory Agreement and Sub-Advisory Agreements

     Pursuant to an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Fund will pay the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets (from which the Adviser will pay the Sub-Advisers’ fees). “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from financial leverage, including the issuance of senior securities represented by indebtedness (including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper), the issuance of preferred shares, the effective leverage of certain portfolio transactions such as reverse repurchase agreements, dollar rolls and inverse floating rate securities, or any other form of financial leverage, minus liabilities, other than liabilities related to any financial leverage. Managed Assets includes assets attributable to Financial Leverage of any form, including Indebtedness and Preferred Shares.

     Pursuant to an investment sub-advisory agreement among the Fund, the Adviser and the Equity Portfolio Sub-Adviser (the “Equity Portfolio Sub-Advisory Agreement”), the Adviser will pay the Equity Portfolio Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.15% of the Fund’s average daily Managed Assets. Pursuant to an investment sub-advisory agreement among the Fund, the Adviser and the Options Strategy Sub-Adviser (the “Options Strategy Sub-Advisory Agreement”), the Adviser will pay the Options Strategy Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.35% of the Fund’s average daily Managed Assets.

     The Advisory Agreement, Equity Portfolio Sub-Advisory Agreement and Options Strategy Sub-Advisory Agreement were approved by the Board of Trustees on September 8, 2011.

     The acquisition of the Equity Strategy Sub-Adviser by Guggenheim Capital, LLC may result in a change in control of the Equity Strategy Sub-Adviser which may be deemed an “assignment” of the Equity Strategy Sub-Advisory Agreement, resulting in its automatic termination pursuant to its terms. The Board of Trustees and the initial sole shareholder of the Fund have approved a successor investment sub-advisory agreement among the Fund, the Adviser and the Equity Strategy Sub-Adviser to be entered into upon closing of the acquisition, the terms of which are identical to those of the Equity Strategy Sub-Advisory Agreement, except with respect to the date of execution.

     A discussion regarding the basis for the approval of the Advisory Agreement, Equity Portfolio Sub-Advisory Agreement and Options Strategy Sub-Advisory Agreement by the Board of Trustees will be available in the Fund’s initial semi-annual report to shareholders, for the period ending December 31, 2011.

Conflicts of Interest

     During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Advisers for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets, including proceeds of Financial Leverage. This may create a conflict of interest between the Adviser and the Sub-Advisers, and the Common Shareholders, as holders of Indebtedness, Preferred Shares or other forms of Financial Leverage do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, the Board of Trustees will receive regular reports from the Adviser and the Sub-Advisers regarding the Fund’s use of Financial Leverage and the effect of Financial Leverage on the management of the Fund’s portfolio and the performance of the Fund.

Portfolio Management

     The Sub-Advisers’ personnel with the most significant responsibility for the day-to-day management of the Fund’s portfolio are:

 Portfolio Managers – Security Investors, LLC (Equity Portfolio Sub-Adviser)

     Ryan Harder, CFA, Portfolio Manager. Mr. Harder joined the Equity Portfolio Sub-Adviser in 2004 as an assistant portfolio manager. He was promoted to portfolio manager in 2005. In his current role of senior portfolio manager, he leads the team of portfolio managers and analysts responsible for managing the firm’s leveraged and inverse strategies, as well as managing various alternative strategies. He sits on the Equity Portfolio Sub-Adviser’s Credit Review Committee and is a member of the Investment Leadership Team. Before joining the Equity Portfolio Sub-Adviser, Mr. Harder served as an equity research analyst and assistant portfolio manager handling international equities at WestLB Asset Management. Mr. Harder started his career in risk management with CIBC World Markets in 1998. He earned a bachelor’s degree in economics from Brock University and a master’s degree in international securities, investment and banking from the ICMA Centre at the University of Reading, UK. Mr. Harder is a member of the Dallas Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst® designation.

     James R. King, CFA, Portfolio Manager. Mr. King rejoined the Equity Portfolio Sub-Adviser in 2011 as a portfolio manager responsible for managing ETFs after having worked as a consultant for three years. He was with the firm from 1996 to 2008, in roles ranging from shareholder services representative to portfolio manager to director of portfolio management. Mr. King holds a bachelor’s degree in finance from the University of Maryland. He has also earned the right to use the Chartered Financial Analyst® designation. Mr. King has been quoted in publications such as The Wall Street Journal, Reuters and BusinessWeek. He has also been a speaker at industry events, discussing ETFs, stock baskets and trader-friendly mutual funds.

 Portfolio Managers – Guggenheim Partners Asset Management, LLC (Options Strategy Sub-Adviser)

     Farhan Sharaff, Assistant Chief Investment Officer. Mr. Sharaff is the Assistant Chief Investment Officer, Equities of the Option Strategy Sub-Adviser. Prior to joining the Option Strategy Sub-Adviser in 2009, he was a Partner and Chief Investment Officer at MJX Capital Advisors (2004-2009), a wealth management firm focused on providing advice and investment management for its clients, especially in the traditional and alternative asset classes. Prior to that, Mr. Sharaff served as the global Chief Investment Officer at CIGNA Corporation (2003-2004), Zurich Scudder Investments (1999-2003) and Citigroup (1984-1999). In all of the above positions, Mr. Sharaff was responsible for research, investment management, product development and investment risk management. He was also a member of the business management teams at Citigroup and Zurich Scudder. Mr. Sharaff has a Bachelor of Science in Electrical Engineering from the University of Aston (U.K.) and an MBA in Finance from the Manchester Business School (U.K.). In addition, Mr. Sharaff sits on boards for CITIC Capital Asset Management, Clarfeld Financial Advisors, and Transparent Value Trust.

     Jayson Flowers, Managing Director. Mr. Flowers joined the Options Strategy Sub-Adviser in 2001, and serves as the Managing Director, heading Equity and Derivative Strategies. Mr. Flowers has more than 15 years experience in the financial markets with concentration in risk management and trading across various sectors of the capital structure. His investment experience ranges in expertise from structured product investments and asset backed securities, to trading U.S. Government agencies, foreign sovereign debt, commodities, indexed futures, derivative and global equity arbitrage. Prior to working for the Options Strategy Sub-Adviser, Mr. Flowers was a co-founder and partner of Adventure Capital, a boutique venture capital and merchant banking company. Previously Mr. Flowers was at Credit Suisse First Boston, Dominick & Dominick Inc., and Coopers & Lybrand. Mr. Flowers holds a BA in Economics from Union College.

     Jamal Pesaran, CFA, Portfolio Manager. Mr. Pesaran joined the Options Strategy Sub-Adviser in 2008 and is a Portfolio Manager covering equity and equity derivatives strategies. Prior to joining the Options Strategy Sub-Adviser, he was with Lehman Brothers and then HSBC Securities in equity derivatives sales covering hedge fund clients for the U.S. and Pacific Rim markets. Mr. Pesaran was an options market-maker and portfolio manager, notably with Goldman Sachs’ Hull Trading Group and UBS Investment Bank in London and Frankfurt, respectively.

Mr. Pesaran holds his MBA from UCLA Anderson Graduate School of Business and a Bachelor of Science degree in Economics from Bristol University (U.K.) and he is a CFA charterholder.

     The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

NET ASSET VALUE

     The net asset value of the Common Shares is calculated by subtracting the Fund’s total liabilities (including from Borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day on which there is a regular trading session on the NYSE. Information that becomes known to the Fund or its agent after the Fund’s net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s previously determined net asset value.

     The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

     The Fund values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded.

     The Fund’s securities that are traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when Common Shareholders have no ability to trade the Common Shares on the NYSE.

     The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, in accordance with valuation guidelines adopted by the Board of Trustees that the Board of Trustees believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

     Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

DISTRIBUTIONS

     The Fund intends to pay substantially all of its net investment income, if any, to Common Shareholders through quarterly distributions. In addition, the Fund intends to distribute any net long-term capital gains to Common Shareholders as long-term capital gain dividends at least annually. The Fund expects that dividends paid on the Common Shares will consist primarily of (i) investment company taxable income taxed as ordinary income, which includes, among other things, ordinary income, short-term capital gain and income from certain hedging and interest rate transactions, and (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). The Fund cannot assure you as to what percentage of the dividends paid on the Common Shares will consist of net capital gain, which is taxed at reduced rates for non-corporate investors.

     Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will be provided in connection with each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

     Because of the nature of the Fund’s investments and changes in market conditions from time to time, the distributions paid by the Fund for any particular quarter may be more or less than the amount of net investment income from that quarterly period. As a result, all or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a Common Shareholder invested in the Fund.

     If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes. For example, because of the nature of the Fund’s investments, the Fund may distribute net short-term capital gains early in the taxable year, but incur net short-term capital losses later in the year, which in certain instances would offset the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed investment company taxable income and net capital gain would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in their Common Shares, which would reduce such tax basis, with any amounts exceeding such basis treated as a gain from the sale of their Common Shares. Consequently, although a return of capital may not be taxable, it will generally increase the Common Shareholder’s potential gain or reduce the Common Shareholder’s potential loss on any subsequent sale or other disposition of Common Shares.

     Initial distributions to Common Shareholders are expected to be declared approximately 60 to 90 days after completion of the Common Share offering, and paid approximately 90 to 120 days after the completion of the Common Share offering, depending upon market conditions. The Fund expects that over time it will distribute all of its investment company taxable income. The investment company taxable income of the Fund will consist of all dividend and interest income accrued on portfolio assets, short-term capital gain (for example, premiums earned in connection with the Fund’s call options strategy) and income from certain hedging and interest rate transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day.

     To permit the Fund to maintain more stable quarterly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares’ net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value.

     The Fund reserves the right to change its distribution policy and the basis for establishing the rate of distributions at any time and may do so without prior notice to Common Shareholders.

     If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Plan, unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described below. Consult your financial adviser for more information. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

     Under the Fund’s Dividend Reinvestment Plan, a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by The Bank of New York Mellon, which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by The Bank of New York Mellon as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact BNY Mellon Shareowner Services in writing at the address specified below or by calling (866) 488-3559.

     Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.

     In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

     The automatic reinvestment of dividends and other distributions will not relieve participants of an income tax that may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, Pennsylvania 15252-8015, phone number: (866) 488-3559.

DESCRIPTION OF CAPITAL STRUCTURE

     The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of July 11, 2011. The following is a brief description of the terms of the Common Shares, Borrowings and Preferred Shares which may be issued by the Fund. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents.

Common Shares

     Pursuant to the Declaration of Trust, the Fund is authorized to issue an unlimited number of Common Shares of beneficial interest, par value $0.01 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

     Any additional offerings of Common Shares will require approval by the Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding voting securities.

     The Fund’s Common Shares are expected to be listed on the NYSE, subject to notice of issuance, under the symbol “GEQ.”

     The Fund’s net asset value per Common Share generally increases and decreases based on the market value of the Fund’s securities. Net asset value per Common Share will be reduced immediately following the offering of Common Shares by the amount of the sales load and offering expenses paid by the Fund. See “Use of Proceeds.”

 The Fund will not issue certificates for Common Shares.

Borrowings

     The Fund’s Declaration of Trust provides that the Board of Trustees may authorize the borrowing of money by the Fund, without the approval of the holders of the Common Shares. The Fund may issue notes or other evidences of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund’s assets as security. In connection with such borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Any such borrowings would be subject to the limits imposed by the 1940 Act, which generally limits such borrowings to 33 1 / 3% of the value of the Fund’s total assets less liabilities and indebtedness of the Fund. In addition, agreements related to such borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. Any borrowing by the Fund, other than for temporary purposes, would constitute Financial Leverage and would entail special risks to the Common Shareholders.

Preferred Shares

     The Fund’s Governing Documents provide that the Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any preferred shares that might be issued. Any such Preferred Share offering would be subject to the limits imposed by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund’s total assets less liabilities and indebtedness of the Fund. Any Preferred Shares issued by the Fund would have special voting rights and a liquidation preference over the Common Shares. If the Fund issues and has Preferred Shares outstanding, the Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. Issuance of Preferred Shares would constitute Financial Leverage and would entail special risks to the Common Shareholders. The Fund has no present intention to issue Preferred Shares.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
FUND’S GOVERNING DOCUMENTS

     The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Board of Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

     In addition, the Declaration of Trust requires the affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Board of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•	the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

•
the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•
the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

     To liquidate the Fund, the Declaration of Trust requires the affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of the Board of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.

     For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

     The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions. See “Additional Information.”

CLOSED-END FUND STRUCTURE

     Closed-end management investment companies (“closed-end funds”) differ from open-end management investment companies (commonly referred to as “mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

     However, shares of closed-end funds listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

Repurchase of Common Shares

     The Board of Trustees will review periodically the trading range and activity of the Fund’s shares with respect to its net asset value and the Board of Trustees may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share.

Conversion to Open-End Fund

     To convert the Fund to an open-end management investment company, the Declaration of Trust requires the affirmative vote of a majority of the Board of the Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such action has been approved by at least 80% of the Board of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end management investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end management investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders.

     In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. If the Fund were converted to an open-end management investment company, it is likely that new Common Shares would be sold at net asset value plus a sales load. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company.

     Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. In the event of conversion, the Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors could incur brokerage costs in converting such securities to cash.

TAX MATTERS

     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s Common Shares. A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the SAI that is incorporated by reference into this prospectus. Except as otherwise noted, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investments). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders subject to special treatment under U.S. federal income tax law).

     The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

     The Fund intends to elect to be treated and to qualify annually as a regulated investment company (a “RIC”) under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet certain income, asset diversification and distribution requirements.

(i)
The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and that derives less than 90% of its gross income from the items described in (a) above.

(ii)
The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, including receivables, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships”.

     As long as the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders, provided that it distributes each taxable year at least 90% of the sum of (i) the Fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.

     The Fund will either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to report the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by an amount equal to 65% of the amount of undistributed capital gain included in such Common Shareholder’s gross income.

     The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

     Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders. The Fund intends to structure and monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent the imposition of penalties on the Fund or the disqualification of the Fund as a RIC (which may adversely affect the net after-tax return to the Fund).

     If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income with respect to taxable years beginning on or before December 31, 2012 in the case of Common Shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of Common Shareholders taxed as corporations, subject, in each case, to certain holding period and other requirements. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Taxation of Common Shareholders

     Distributions. Distributions paid to you by the Fund from its net capital gains, which is the excess of net long-term capital gain over net short-term capital loss, if any, that the Fund properly reports as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

     In the case of corporate shareholders, ordinary income dividends paid by the Fund generally will be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividend income from U.S. corporations and certain holding period and other requirements are satisfied by both the Fund and the corporate shareholders. Special rules apply to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2012. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15% for taxable years beginning on or before December 31, 2012) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. In addition, for dividends to be eligible for the dividends received deduction or for reduced rates applicable to individuals, the Fund cannot have an option to sell or be under a contractual obligation to sell (pursuant to a short sale or otherwise) substantially identical stock or securities. Accordingly, the Fund’s writing of call options may, depending on the terms of the option, adversely impact the Fund’s ability to pay dividends eligible for the dividends received deduction or for reduced rates applicable to individuals. Qualified dividend income eligible for these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. In general, you may include as qualified dividend income only that portion of the dividends that may be and are so reported by the Fund as qualified dividend income. Dividend income from passive foreign investment companies and, in general, dividend income from REITs is not eligible for the dividends received deduction or, with respect to individual Common Shareholders, for the reduced rate for qualified dividend income and is taxed as ordinary income.

     Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

     Dividends and other taxable distributions are taxable to you even if they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

     The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

     Sale of Common Shares. The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year. Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by you with respect to such Common Shares. Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

     Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15% with respect to taxable years beginning on or before December 31, 2012 (20% thereafter).

     Backup Withholding. The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to non-corporate Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

UNDERWRITING

     Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and RBC Capital Markets, LLC are acting as the representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated            , 2011, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of Common Shares set forth opposite the underwriter’s name.

Underwriters	Number of Shares

Wells Fargo Securities, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Citigroup Global Markets Inc.

RBC Capital Markets, LLC

Guggenheim Funds Distributors, Inc.

J.J.B. Hilliard, W.L. Lyons, LLC

Janney Montgomery Scott LLC

Ladenburg Thalmann & Co. Inc.

Maxim Group LLC

Wunderlich Securities, Inc.

Total

     The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) shown above if any of the Common Shares are purchased.

     The underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $      per Common Share. Any Underwriter may allow, and such dealers may reallow, a concession not in excess of $       per Common Share to the other Underwriters or to certain dealers. The sales load the investors in the Fund will pay of $0.90 per Common Share is equal to 4.5% of the initial offering price. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before       , 2011. The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation

     The Adviser (and not the Fund) has agreed to pay to each of Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and RBC Capital Markets, LLC from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $         , $         , $          and $         , respectively. If the over-allotment option is not exercised, the structuring fees paid to Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and RBC Capital Markets, LLC will not exceed            %,            %,           % and          %, respectively, of the total public offering price.

     The total amount of the underwriters’ additional compensation payments by the Adviser described above will not exceed 4.5% of the total public offering price of the Common Shares offered hereby. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters, the reimbursement of Guggenheim Funds Distributors, Inc. for distribution assistance, described herein, and other expenses (including reimbursed expenses), will be limited to not more than 9.0% of the total public offering price of the Common Shares sold in this offering.

     The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to additional Common Shares at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional Common Shares approximately proportionate to that underwriter’s initial purchase commitment.

     The Fund, the Adviser, Security Investors and GPAM have agreed, for a period of 180 days from the date of this prospectus, that they will not, without the prior written consent of the representatives on behalf of the underwriters, with certain exceptions, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided that the Fund may issue Common Shares pursuant to the Fund’s Plan.

     To meet the NYSE distribution requirements for trading, the underwriters have undertaken to sell Common Shares in a manner such that shares are held by a minimum of 400 beneficial owners in lots of 100 or more, the minimum stock price will be at least $4.00 at the time of listing on the NYSE, at least 1,100,000 Common Shares will be publicly held in the United States and the aggregate market value of publicly held shares in the United States will be at least $60 million. The Fund’s Common Shares are expected to be listed on the New York Stock Exchange, subject to notice of issuance. The trading or “ticker” symbol is expected to be “GEQ.”

     The following table shows the sales load that investors in the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional Common Shares.

	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

     The Fund, the Adviser, Security Investors and GPAM have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

     Certain underwriters may make a market in Common Shares after trading in Common Shares has commenced on the NYSE. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

     In connection with the offering, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and RBC Capital Markets, LLC, on behalf of themselves and the other underwriters, may purchase and sell the Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.

     Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of Common Shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

     The underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

     Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

     A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than this prospectus in electronic format, the information on any such underwriter’s website is not part of this prospectus. The representatives may agree to allocate a number of Common Shares to underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

     The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

      Certain underwriters and their affiliates may, from time to time, engage in transactions with or perform investment banking, securities trading, hedging, commercial lending and advisory services for the Fund, the Adviser, Security Investors, GPAM and their affiliates in the ordinary course of business, for which such underwriters have received, and may expect to receive, customary fees and expenses.

     Guggenheim Funds Distributors, Inc., an affiliate of the Adviser and the Sub-Advisers, will provide distribution assistance during the sale of the Common Shares of the Fund, including preparation and review of the Fund’s marketing material and assistance in presentations to other underwriters and selected dealers. Guggenheim Funds Distributors, Inc. may pay compensation to its employees who assist in marketing securities. Guggenheim Funds Distributors, Inc. provides wholesaling efforts on behalf of the Fund to supplement the selling efforts of the other underwriters. The Fund has agreed to reimburse Guggenheim Funds Distributors, Inc. for the distribution services it provides to the Fund in an amount not to exceed 0.15% of the public offering price of the Common Shares sold in this offering. Such reimbursement is subject to the offering expense limitation of $0.04 per Common Share described herein and will not be paid to the extent it would cause the offering expenses of the Fund to exceed $0.04 per Common Share. The reimbursement by the Fund to Guggenheim Funds Distributors, Inc. for its distribution assistance will not exceed 0.15% of the public offering price of the Common Shares sold in this offering. Guggenheim Funds Distributors, Inc. is a registered broker-dealer and a member of the Financial Industry Regulatory Authority, Inc. and is a party to the underwriting agreement.

     Prior to the public offering of Common Shares, Guggenheim Funds Distributors, Inc., an affiliate of the Adviser and the Sub-Advisers, purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this prospectus, Guggenheim Funds Distributors, Inc. owned 100% of the outstanding Common Shares. Guggenheim Funds Distributors, Inc. may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

     The principal business address of Wells Fargo Securities, LLC is 375 Park Avenue, New York, New York 10152. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036. The principal business address for Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of RBC Capital Markets, LLC is 200 Vesey Street, New York, New York 10281.The principal business address of Guggenheim Funds Distributors, Inc. is 2455 Corporate West Drive, Lisle, Illinois 60532.

CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT
AND DIVIDEND-DISBURSING AGENT

     The Bank of New York Mellon serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the

Fund, plus certain charges for securities transactions. The Bank of New York Mellon serves as the Fund’s dividend disbursing agent, Plan Agent under the Plan, transfer agent and registrar for the Common Shares of the Fund. The Bank of New York Mellon is located at 101 Barclay Street, New York, New York 10286.

     Guggenheim Funds Investment Advisors, LLC serves as administrator to the Fund. Pursuant to an administration agreement, Guggenheim Funds Investment Advisors, LLC is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Fund, (2) coordinating with and monitoring any other third parties furnishing services to the Fund, (3) supervising the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law, (5) preparing and, after approval by the Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law, (6) preparing and, after approval by the Fund, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Fund for their approval invoices or other requests for payment of the Fund’s expenses and instructing the custodian to issue checks in payment thereof and (8) taking such other action with respect to the Fund as may be necessary in the opinion of the administrator to perform its duties under the Administration Agreement. For these services, the Fund will pay Guggenheim Funds Investment Advisors, LLC, as administrator, a fee, accrued daily and paid monthly, at the annualized rate of 0.0275% of the average daily Managed Assets of the Fund, reduced on assets over $200 million.

LEGAL MATTERS

     Certain legal matters will be passed on for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the underwriters by Simpson Thacher & Bartlett LLP, New York, New York in connection with the offering of the Common Shares. Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young, LLP, 155 North Wacker Drive, Chicago, Illinois, 60606, is the independent registered public accounting firm of the Fund. The Fund’s independent registered public accounting firm Ernst & Young, LLP is expected to render an opinion annually on the financial statements of the Fund.

ADDITIONAL INFORMATION

     This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

     The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

     Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Fund restricts access to non-public personal information about its shareholders to employees of the Adviser, the Sub-Advisers and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

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Until                                     , 2011 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

          Shares

Guggenheim Equal Weight Enhanced Equity Income Fund

Common Shares
$20.00 per Share

PROSPECTUS

Wells Fargo Securities
BofA Merrill Lynch
Citigroup
RBC Capital Markets
Guggenheim Funds
Distributors, Inc.
J.J.B. Hilliard, W.L. Lyons, LLC
Janney Montgomery Scott
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Wunderlich Securities

                                  , 2011

Subject to Completion, dated October 25, 2011

Guggenheim Equal Weight Enhanced Equity Income Fund

__________________________

Statement of Additional Information

     Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income. The Fund will invest, under normal circumstances, substantially all of its Managed Assets in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index (the “Index”) in equal weight. In addition, the Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The Fund anticipates using leverage as described in this prospectus, which may have the effect of increasing the Fund’s overall portfolio volatility. Under normal market conditions, the Fund seeks overall portfolio volatility that, after giving effect to the Fund’s option writing strategy and use of leverage, approximates that of the broad equity market. The Fund seeks current income through dividends paid on securities owned by the Fund and cash premiums received from selling options. The Fund cannot assure investors that it will achieve its investment objective or be able to structure its investments as anticipated, and you could lose some or all of your investment.

     This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated        , 2011. Investors should obtain and read the prospectus prior to purchasing common shares. A copy of the prospectus may be obtained, without charge, by calling the Fund at (800) 345-7999.

     The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (the “SEC”). The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

TABLE OF CONTENTS
Page
The Fund	S–2
Investment Objective and Policies	S–2
Investment Restrictions	S–7
Management of the Fund	S–8
Portfolio Transactions	S–19
Tax Matters	S–20
General Information	S–25
Report of Independent Registered Public Accounting Firm	FS–1
Financial Statements for the Fund	FS–2
Appendix A: Proxy Voting Policies and Procedures	A–1

This Statement of Additional Information is dated                     , 2011.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional infomration is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

THE FUND

     The Fund is a newly organized, diversified, closed-end management investment company organized as a statutory trust under the laws of the State of Delaware. The Fund’s common shares of beneficial interest, par value $0.01 (the “Common Shares”), are expected to be listed on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, under the symbol “GEQ.”

INVESTMENT OBJECTIVE AND POLICIES

     The following information supplements the discussion of the Fund’s investment objective, policies and techniques that are described in the prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund’s principal investment strategies are discussed in the prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

Short Sales

     Although the Fund has no present intention of doing so, the Fund is authorized to make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Derivative Instruments

     Writing Put Options. Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price. These strategies may produce a considerably higher return than the Fund’s primary strategy of call writing, but involve a higher degree of risk and potential volatility.

     The Fund will write (sell) put options only if the put option is “covered” or if the Fund earmarks or segregates cash or liquid securities in accordance with applicable interpretations of the staff of the SEC. A put option written by the Fund on a security is “covered” if the Fund segregates or earmarks assets determined to be liquid by the Sub-Advisers, as described above, equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Sub-Advisers.

     Purchasing Options. Buying an options contract gives the Fund the right to purchase securities from third parties or gives the Fund the right to sell securities to third parties for a fixed price at a future date. In addition to options on individual securities, the Fund may buy and sell put and call options on currencies, baskets of securities or currencies, indices and other instruments. Options bought by the Fund may be “cash settled,” meaning that the purchaser of the option has the right to receive a cash payment from the writer of the option to the extent that the value of the underlying position rises above (in the case of a call) or falls below (in the case of a put) the exercise price of the option. The Fund may purchase exchange traded and over-the-counter options.

     If the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

     The use of purchased put options on equity indexes as a hedging strategy would involve certain risks similar to those of written call options, including that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the put option and changes in the market value of the Fund’s portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the cash value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

     Options Generally. There can be no assurance that the Fund’s options strategies will be successful. Principal factors affecting the market value of options include supply and demand, interest rates, the current market price and price volatility of the underlying security or currency and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of the Sub-Advisers to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

     An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it may not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

     Swaps. Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value” (i.e., the designated reference amount of exposure to the underlying instruments). The Fund intends to enter into swaps primarily on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The Fund may use swaps for risk management purposes and as a speculative investment.

     The Sub-Advisers require counterparties to have a minimum credit rating of A from Moody’s (or a comparable rating from another rating agency) and monitor such rating on an on-going basis. If the other party to a swap contract defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market. Swap transactions must be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

•
Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

•
Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).

•
Currency swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

•
Credit default swaps. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.

     Futures Contracts and Options on Futures. The Fund may enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments.

     A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

     No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund. Futures transactions and options on futures must be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

     Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the securities without actually buying them. Subsequently, the Fund can make its intended purchase of the securities in the cash market and currently liquidate its futures position.

     Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Additional Risks Relating to Derivative Instruments

     Regulatory Risks. Neither the Adviser nor the Sub-Advisers is registered as a commodity pool operator. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, the Fund’s investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission (the “CFTC”).

     Risks of Purchasing Options. To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

     Special Risk Considerations Relating to Futures and Options Thereon. Futures and options on futures entail certain risks, including the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged and losses from investing in futures transactions that are potentially unlimited. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

     Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Sub-Advisers to predict correctly movements in the direction of interest rates. If the Sub-Advisers’ expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     Additional Risks of Options, Futures Contracts and Options on Futures Contracts and Forward Contracts Traded on Foreign Exchanges. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

     Segregation and Cover Requirements. Futures contracts, swaps, caps, floors and collars, options on securities, indices and futures contracts sold by the Fund are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund intends to designate on its books and records on an ongoing basis, cash or liquid securities in an amount at least equal to the Fund’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

     Legislation and Regulation Risk. Legislation regarding regulation of the financial sector, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, will change the way in which certain derivative instruments are regulated and/or traded. Such regulation may impact the availability, liquidity and cost of derivative instruments. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use certain derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to utilize certain derivatives transactions or achieve its investment objective.

Loans of Portfolio Securities

     Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are earmarked or segregated pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1 / 3 % of the value of the Fund’s total assets.

     A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

INVESTMENT RESTRICTIONS

     The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

     1.      Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

     2.      Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, in connection with the purchase and sale of portfolio securities.

     3.      Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of related industries, except that this policy shall not apply to securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, provided that because the Fund invests, under normal circumstances, substantially all of its Managed Assets in a portfolio of common stocks included in the S&P 500®  Index (the “S&P 500”) in equal weight, to the extent that stocks included in the S&P 500 in the same industry in equal weight comprise 25% or more of the Fund’s total assets, the Fund will invest more than 25% of its assets in the securities of issuers in that industry.

     4.      Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

     5.      Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

     6.      Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33 1 / 3 % of the Fund’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

     7.      With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

     All other investment policies of the Fund set forth in the Prospectus and this SAI, including the Fund’s investment objective, are not considered fundamental policies and may be changed by the Board of Trustees without any vote of shareholders. The Fund’s policy to invest at least 80% of its net assets (including the proceeds of any borrowings for investment purposes) in equity securities may be changed by the Board of Trustees; however, if this policy changes, the Fund will provide shareholders at least 60 days’ notice before implementation of the change.

MANAGEMENT OF THE FUND

Board of Trustees

     Overall responsibility for management and supervision of the Fund rests with the Board of Trustees (the “Board of Trustees” or the “Board”). The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Adviser and the Sub-Advisers.

     The Trustees are divided into three classes. Trustees serve until their successors have been duly elected. Following is a list of the names, business addresses, dates of birth, present positions with the Fund, length of time served with the Fund, principal occupations during the past five years and other directorships held by each Trustee.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position(s)	Office(2) and	Occupation	Complex(3)	Directorships held
Name, Address(1)	Held with	Length of	During The	Overseen	by Trustee During
and Age	Fund	Time Served	Past Five Years	by Trustee	the Past Five Years
INTERESTED TRUSTEE:
Randall C. Barnes(*)	Trustee	Trustee	Private Investor	56	None.
Year of birth: 1951		since 2011	(2001-Present). Formerly,
Senior Vice President &
Treasurer PepsiCo, Inc.
(1993-1997), President,
Pizza Hut International
(1991-1993) and Senior
Vice President, Strategic
Planning and New Business
Development, PepsiCo, Inc.
(1987-1990).

INDEPENDENT TRUSTEES:
Roman Friedrich III	Trustee	Trustee	Founder and President of	50	Director of Strata Gold Corporation
Year of Birth: 1946		since 2011	Roman Friedrich &		(2003-2009), Gateway Gold
			Company, Ltd. a mining and		Corp. (2004-2008), GFM
			metals investment bank		Resources Ltd. (2005-2010),
			(1998-present). Formerly, Senior		Zincore Metals Inc. (2009-
			Managing Director of McNicoll,		present) and Windstorm
			Lewis & Vlak, an investment bank		Resources Inc. (March 2011-
			and institutional broker-		present) and Axiom Gold &
			dealer specializing in		Silver Corp. (June 2011-
			capital intensive industries		present).
such as energy, metals
and mining (2010-2011).

Robert B. Karn III	Trustee	Trustee	Consultant (1998-present).	50	Director of Peabody
Year of Birth: 1942	Nominee	since 2011	Previously, Managing Partner,		Energy Company (2003-
			Financial and Economic		present) and GP Natural
			Consulting, St. Louis office		Resource Partners LLC
			of Arthur Andersen, LLP.		(2002-present).

Ronald A. Nyberg	Trustee	Trustee	Partner of Nyberg &	58	None.
Year of birth: 1953		since 2011	Cassioppi, LLC, a law firm
specializing in Corporate
Law, Estate Planning and
Business Transactions (2000-
present). Formerly, Executive
Vice President, General
Counsel and Corporate
Secretary of Van Kampen
Investments (1982-1999).

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position(s)	Office(2) and	Occupation	Complex(3)	Directorships held
Name, Address(1)	Held with	Length of	During The	Overseen	by Trustee During
and Age	Fund	Time Served	Past Five Years	by Trustee	the Past Five Years
Ronald E.	Trustee	Trustee	Portfolio Consultant (2010-	55	Trustee, Bennett Group of
Toupin, Jr.		since 2011	present). Formerly, Vice		Funds (2011-present)
Year of birth: 1958			President, Manager and
Portfolio Manager of Nuveen
Asset Management (1998-1999),
Vice President of Nuveen
Investment Advisory Corp.
(1992-1999), Vice President
and Manager of Nuveen Unit
Investment Trusts (1991-1999)
and Assistant Vice President
and Portfolio Manager of Nuveen
Unit Investment Trusts
(1988-1999), each of John
Nuveen & Company, Inc.
(1982-1999).

(*)	Mr. Barnes will cease to be an Interested Trustee once Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. are no longer principal underwriters of the Fund.
(1)	The business address of each Trustee of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.
(2)	After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.
—Mr. Barnes, as a Class I Trustee, is expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending June 30, 2014.
—Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending June 30, 2015.
—Messrs. Karn and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending June 30, 2013.
(3)	As of the date of this SAI, the “Fund Complex” consists of 15 closed-end funds, including the Trust, and 43 exchange- traded funds. The Fund Complex is overseen by multiple boards of trustees.

Trustee Qualifications

     The Trustees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a willingness to take an independent and questioning view of management.

     The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Fund’s business and structure. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act.

     Randall C. Barnes. Mr. Barnes has served as a trustee of other funds in the Fund Complex since 2004. Mr. Barnes also serves on the board of certain Guggenheim-sponsored Canadian funds. Through his service as a trustee of other funds in the Fund Complex, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc., and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

     Roman Friedrich III. Mr. Friedrich has served as a trustee of other funds in the Fund Complex since 2003. Mr. Friedrich also serves on the board of certain Guggenheim-sponsored Canadian funds. Through his service as a trustee of other funds in the Fund Complex, his service as a director on other public company boards, his experience as founder and chairman of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

     Robert B. Karn III. Mr. Karn has served as a trustee of other funds in the Fund Complex since 2004. Through his service as a trustee of other funds in the Fund Complex, his service as a director on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters. The Board has determined that Mr. Karn is an “audit committee financial expert” as defined by the SEC.

     Ronald A. Nyberg. Mr. Nyberg has served as a trustee of other funds in the Fund Complex since 2003. Through his service as a trustee of other funds in the Fund Complex, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

     Ronald E. Toupin, Jr. Mr. Toupin has served as a trustee of other funds in the Fund Complex since 2003. Through his service as a trustee of other funds in the Fund Complex, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

     Each Trustee also has considerable familiarity with the Fund Complex and the Fund’s service providers and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of the funds in the Fund Complex.

Executive Officers

The following information relates to the executive officers of the Fund who are not Trustees.

Term of Office(2)
Name, Business		and Length of	Principal Occupations
Address(1) and Age	Position	Time Served	During the Past Five Years
Kevin M. Robinson	Chief Executive Officer	Since 2011	Senior Managing Director, General Counsel
Year of birth: 1959	and Chief Legal Officer		and Corporate Secretary of Guggenheim Funds
Investment Advisors, LLC and Guggenheim
Funds Distributors, Inc. (2007-present). Chief
Legal Officer of certain funds in the Fund
Complex. Formerly, Associate General Counsel
of NYSE Euronext, Inc. (formerly, Archipelago
Holdings, Inc.) (2000-2007); Senior Managing
Director and Associate General Counsel of
ABN Amro Inc. (1997-2000); Senior Counsel
in the Enforcement Division of the U.S.
Securities and Exchange Commission
(1989-1997).

John Sullivan	Chief Financial Officer,	Since 2011	Senior Managing Director of Guggenheim
Year of birth: 1955	Chief Accounting Officer		Funds Investment Advisors, LLC and
	and Treasurer		Guggenheim Funds Distributors, Inc. (2010-
present). Chief Financial Officer, Chief
Accounting Officer and Treasurer of certain
funds in the Fund Complex. Formerly, Chief
Compliance Officer, Van Kampen Funds
(2004–2010). Head of Fund Accounting,
Morgan Stanley Investment Management
(2002–2004). Chief Financial Officer,
Treasurer, Van Kampen Funds (1996-2004).

Term of Office(2)
Name, Business		and Length of	Principal Occupations
Address(1) and Age	Position	Time Served	During the Past Five Years
Bruce Saxon	Chief Compliance	Since 2011	Vice President-Fund Compliance Officer of
Year of birth: 1957	Officer		Guggenheim Funds Distributors, LLC (2006-
present). Chief Compliance Officer of certain
funds in the Fund Complex. Chief Compliance
Officer/Assistant Secretary of Harris Investment
Management, Inc. (2003-2006). Director-
Compliance of Harrisdirect LLC (1999-2003).

Mark E. Mathiasen	Secretary	Since 2011	Vice President; Assistant General Counsel of
Year of birth: 1978			Guggenheim Funds Services Group, Inc. (2007-
present). Secretary of certain funds in the Fund
Complex. Previously, Law Clerk, Idaho State
Courts (2003-2006).

James Howley	Assistant Treasurer	Since 2011	Vice President, Fund Administration of
Year of birth: 1972			Guggenheim Funds Investment Advisors, LLC
(2004-present). Assistant Treasurer of certain
funds in the Fund Complex. Previously,
Manager, Mutual Fund Administration of
Van Kampen Investments, Inc.

Mark J. Furjanic	Assistant Treasurer	Since 2011	Vice President, Fund Administration—Tax of
Year of birth: 1959			Guggenheim Funds Investment Advisors, LLC
and Guggenheim Funds Distributors, Inc.
(2005-present). Assistant Treasurer of certain
funds in the Fund Complex. Formerly, Senior
Manager for Ernst & Young LLP (1999-2005).

Donald P. Swade	Assistant Treasurer	Since 2011	Vice President, Fund Administration of
Year of birth: 1972			Guggenheim Funds Investment Advisors, LLC
and Guggenheim Funds Distributors, Inc.
(2006-present). Assistant Treasurer of certain
funds in the Fund Complex. Formerly,
Manager-Mutual Fund Financial
Administration for Morgan Stanley/Van
Kampen Investments (2003-2006).

Derek Maltbie	Assistant Treasurer	Since 2011	Assistant Vice President, Fund Administration
Year of birth: 1972			of Guggenheim Funds Investment Advisors,
LLC (2005-present). Assistant Treasurer of
certain funds in the Fund Complex. Previously,
Supervisor, Mutual Fund Administration of Van
Kampen Investments, Inc. (1995-2005).

(1)	The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.
(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her resignation or removal.

Board Leadership Structure

     The primary responsibility of the Board of Trustees is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Adviser, the Sub-Advisers and other service providers who have been approved by the Board. The Board is currently comprised of five Trustees, four of whom (including the chairman) are classified under the 1940 Act as “non-interested” persons of the Fund (“Independent Trustees”). Generally, the Board acts by majority vote of all the Trustees, which includes a majority vote of the Independent Trustees.

     The Board has appointed an independent chairperson, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board has also established an Executive Committee (as described below). The Board and its committees will meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, review the Fund’s financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an independent chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund.

Board Committees

     Ronald A. Nyberg and Ronald E. Toupin, Jr., who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Executive Committee. The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees.

     Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr., who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Nominating and Governance Committee. Ronald A. Nyberg serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created. In considering trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

     Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr., who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Audit Committee. Robert B. Karn III serves as chairman of the Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund’s independent registered public accounting firm.

Board’s Role in Risk Oversight

     Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee will report its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and will periodically review, policies, procedures and controls designed to address these different types of risks. Under the Board’s supervision, the officers of the Fund, the Adviser, the Sub-Advisers and other service providers to the Fund also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board’s periodic review of the Fund’s advisory agreement, sub-advisory agreements and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

     The Board will require officers of the Fund to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee will also receive reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board will meet with the Fund’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, will receive a report from the Chief Compliance Officer regarding the effectiveness of the Fund’s compliance program. The Board, with the assistance of Fund management, will review investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board will receive reports from the Adviser and Sub-Advisers on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee comprised of Fund officers and Adviser personnel and has approved Fair Valuation procedures applicable to valuing the Fund’s securities, which the Board and the Audit Committee will periodically review. The Board will also require the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Remuneration of Trustees and Officers

     Each Trustee who is not an “affiliated person” (as defined in the 1940 Act) of the Adviser, the Sub-Advisers or their respective affiliates receives as compensation for his services to the Fund an annual retainer and meeting fees. The chairperson of the Board, if any, and the chairperson of each committee of the Board also receive fees for their services. The annual retainer and fees for service as chairperson of Board and committees of the Board are allocated among the Fund and certain other funds in the Fund Complex. Officers who are employed by the Adviser or the Sub-Advisers receive no compensation or expense reimbursement from the Fund.

     Because the Fund is newly organized and has not yet completed a full fiscal year of operations. The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund’s fiscal year ended June 30, 2012, assuming a full fiscal year of operations.

	Aggregate	Pension or Retirement		Total Compensation
	Estimated	Benefits Accrued	Estimated Annual	from the Fund and
	Compensation	as Part of	Benefits Upon	Fund Complex
Name(1)	from the Fund	Fund Expenses(2)	Retirement(2)	Paid to Trustee
INTERESTED TRUSTEE:
Randall C. Barnes	$17,500	None	None	$255,000

INDEPENDENT TRUSTEES:
Roman Friedrich III	$17,500	None	None	$163,000
Robert B. Karn III	$18,000	None	None	$166,500
Ronald A. Nyberg	$18,000	None	None	$300,000
Ronald E. Toupin, Jr.	$18,500	None	None	$233,000

(1)	Trustees not entitled to compensation are not included in the table.
(2)	The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

Trustee Share Ownership

     As of December 31, 2010, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Fund beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of	Companies Overseen by Trustee in
Name	Equity Securities in the Fund(*)	Family of Investment Companies
INTERESTED TRUSTEE:
Randall C. Barnes	None	Over $100,000

INDEPENDENT TRUSTEES:
Roman Friedrich III	None	$10,001-$50,000
Robert B. Karn III	None	$10,001-$50,000
Ronald A. Nyberg	None	Over $100,000
Ronald E. Toupin, Jr.	None	None

(*)	The Trustees could not own shares in the Fund as of December 31, 2010, because the Fund had not yet begun investment operations as of that date.

Indemnification of Officers and Trustees; Limitations on Liability

     The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the governing documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

     The Fund has entered into an Indemnification Agreement with each Independent Trustee, which provides that the Fund shall indemnify and hold harmless such Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Fund, to the fullest extent permitted by the Declaration of Trust and By-Laws and the laws of the State of Delaware, the Securities Act, and the 1940 Act, as amended, unless it has been finally adjudicated that (i) the Trustee is subject to such expenses by reason of the Trustee’s not having acted in good faith in the reasonable belief that his or her action was in the best interests of the Fund or (ii) the Trustee is liable to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, as defined in Section 17(h) of the 1940 Act, as amended.

Portfolio Management

     The personnel with the most significant responsibility for the day-to-day management of the Fund’s portfolio are Ryan Harder, Portfolio Manager of the Equity Portfolio Sub-Adviser; James R King, Portfolio Manager of the Equity Portfolio Sub-Adviser; Farhan Sharaff, Assistant Chief Investment Officer of the Options Strategy Sub-Adviser; Jayson Flowers, Managing Director of the Options Strategy Sub-Adviser; and Jamal Pesaran, Portfolio Manager of the Options Strategy Sub-Adviser.

     Other Accounts Managed by the Portfolio Managers. The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of August 31, 2011.

Number of Other Accounts Managed and Assets
	Number of Other Accounts Managed for			Which Advisory Fee is
	and Assets by Account Type			Performance-Based by Account Type
	Other	Other		Other	Other
	Registered	Pooled		Registered	Pooled
Name of	Investment	Investment	Other	Investment	Investment	Other
Portfolio Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts

Ryan Harder	151 $15.14 billion	1 $83.5 million	6 <$5 million	0 $0	0 $0	0 $0

James King	27 $4.87 billion	0 $0	3 <$5 million	0 $0	0 $0	0 $0

Farhan Sharaff	2 $247.3 million	5 $82.0 million	3 $283.1 million	0 $0	3 $18.4 million	0 $0

Jayson Flowers	2 $247.3 million	3 $72.9 million	1 $3.2 million	0 $0	1 $9.2 million	0 $0

Jamal Pesaran	2 $247.3 million	3 $72.9 million	1 $3.2 million	0 $0	1 $9.2 million	0 $0

     Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

     The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Advisers seek to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

     If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts. In such situations the Sub-Advisers will, consistent with their fiduciary obligations under the Advisers Act, endeavor to achieve a fair and equitable allocation of limited investment opportunities among all funds and accounts by employing methods such as a rotation strategy, under which limited investment opportunities are allocated to funds on an alternating basis.

     The Sub-Advisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Advisers act as adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Advisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security for the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

     The Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

     Portfolio Manager Compensation.

     Equity Strategy Sub-Adviser. The Equity Strategy Sub-Advisor compensates each portfolio manager for his/her management of the Fund. The portfolio managers’ compensation consists of an annual salary and the potential for two discretionary awards through a short-term and long-term incentive plan.

     The Short-Term Incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the investment team. Senior management then determines individual allocations based primarily on contribution to investment performance as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.

     Certain senior portfolio managers are also incented through a Long-Term Plan which is designed to reward the portfolio managers on the growth of the business as a whole. This pool funds over a three year time frame based upon the operating income growth of the business. Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers’ contributions to the Equity Strategy Sub-Adviser’s success as determined by management

     Options Strategy Sub-Adviser. The compensation of the portfolio managers employed by the Options Strategy Sub-Adviser consists of the following elements:

             Base Salary: The portfolio managers are paid a fixed base salary by the Options Strategy Sub-Adviser which is set at a level determined to be appropriate based upon the individual’s experience and responsibilities.

             Annual Bonus: The portfolio managers are paid a discretionary annual bonus by the Options Strategy Sub-Adviser, which is based on the overall performance and profitability of the Options Strategy Sub-Adviser and not on performance of the Fund or accounts managed by the portfolio managers. The portfolio managers also participate in benefit plans and programs generally available to all employees of the Options Strategy Sub-Adviser.

     Securities Ownership of the Portfolio Managers. Because the Fund is newly organized, none of the portfolio managers own shares of the Fund.

The Adviser and Sub-Advisers

     Adviser. Guggenheim Funds Investment Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Guggenheim Funds Services Group, Inc. an indirect subsidiary of Guggenheim Partners, acts as the Fund’s investment adviser. The Adviser is a registered investment adviser and acts as investment adviser to a number of closed-end and open-end management investment companies. The Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Adviser will be responsible for the management of the Fund, will furnish offices, necessary facilities and equipment on behalf of the Fund, will oversee the activities of the Fund’s Sub-Advisers, will provide personnel, including certain officers required for the Fund’s administrative management, and will pay the compensation of all officers and Trustees of the Fund who are its affiliates.

     In 2009 the SEC conducted an examination of the Adviser and in 2010 reported to the Adviser that the SEC believed that certain deficiencies existed in procedures and disclosure relating to the management of a liquidated closed-end fund advised by the Adviser and sub-advised by a third-party sub-adviser who is not a sub-adviser to the Fund. In April 2010, the SEC initiated an investigation of this liquidated closed-end fund and issued a subpoena to the Adviser, who has responded to this request for information and continues to cooperate with this investigation. Based on current knowledge, the Adviser believes that this matter will be resolved without a material adverse effect to its financial condition or its ability to act as investment adviser to the Fund, although there can be no assurance that this assessment will reflect the ultimate outcome of the pending matter.

     Equity Portfolio Sub-Adviser. Security Investors, LLC (the “Equity Strategy Sub-Adviser”) acts as the fund’s investment sub-adviser. The Equity Portfolio Sub-Adviser is a Kansas limited liability company, with its principal offices located at 40 East 52nd Street, New York, NY 10022. The Equity Portfolio Sub-Adviser, under the supervision of the Board of Trustees and the Adviser, will be responsible for the management of the Fund’s portfolio of equity securities and will provide certain facilities and personnel related to such management.

     The Equity Strategy Sub-Adviser is currently a subsidiary of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners. On September 21, 2011, Guggenheim Capital, LLC, the parent company of Guggenheim Partners, agreed to purchase Security Benefit Asset Management Holdings, LLC, the indirect holding company of the Equity Strategy

Sub-Adviser, from Security Benefit Corporation. The parties expect the transaction to be completed in late 2011 or early 2012. However, it is subject to various conditions, and could be delayed or even terminated due to unforeseen circumstances.

     Options Strategy Sub-Adviser. Guggenheim Partners Asset Management, LLC (the “Options Strategy Sub-Adviser”), an indirect subsidiary of Guggenheim Partners, acts as the Fund’s investment sub-adviser. Guggenheim Partners Asset Management, LLC is a Delaware limited liability company, with its principal offices located at 100 Wilshire Boulevard, Santa Monica, California 90401. The Options Strategy Sub-Adviser, under the supervision of the Board of Trustees and the Adviser, will be responsible for the management of the Fund’s options strategy and will provide certain facilities and personnel related to such management.

     Guggenheim Partners. Guggenheim Partners is a privately held global financial services firm with more than $125 billion in assets under management as of June 30, 2011. Guggenheim Partners provides asset management, investment banking and capital markets services, insurance, institutional finance and investment advisory solutions to institutions, governments and agencies, corporations, investment advisors, family offices and individuals. Guggenheim Partners employs more than 1,700 individuals and serves its clients from more than 25 cities across the United States, Europe and Asia. Guggenheim Partners is headquartered in Chicago and New York.

Advisory Agreement

     Pursuant to an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Fund will pay the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets (from which the Adviser will pay the Sub-Advisers’ fees). “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from financial leverage, including the issuance of senior securities represented by indebtedness (including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper), the issuance of preferred shares, the effective leverage of certain portfolio transactions such as reverse repurchase agreements, dollar rolls and inverse floating rate securities, or any other form of financial leverage, minus liabilities, other than liabilities related to any financial leverage. Managed Assets includes assets attributable to Financial Leverage of any form, including Indebtedness and Preferred Shares.

     Under the terms of the Advisory Agreement, the Adviser is responsible for the management of the Fund; furnishes offices, necessary facilities and equipment on behalf of the Fund; oversees the activities of the Fund’s Sub-Advisers; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

     Pursuant to its terms, the Advisory Agreement will remain in effect until          , 2013, and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

     The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. Pursuant to a Trademark Sublicense Agreement, Guggenheim Partners has granted to the Adviser the right to use the name “Guggenheim” in the name of the Fund, and the Adviser has agreed that the name “Guggenheim” is Guggenheim Partners’ property.

Equity Portfolio Sub-Advisory Agreement

     Pursuant to an investment sub-advisory agreement among the Fund, the Adviser and the Equity Portfolio Sub-Adviser (the “Equity Portfolio Sub-Advisory Agreement”), the Adviser will pay the Equity Portfolio Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.15% of the Fund’s average daily Managed Assets.

     Under the terms of the Equity Portfolio Sub-Advisory Agreement, the Equity Portfolio Sub-Adviser manages the equity portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, all subject to the supervision and direction of the Board of Trustees and the Adviser.

     The Equity Portfolio Sub-Advisory Agreement continues until          , 2013 and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Equity Portfolio Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Equity Portfolio Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

     The Equity Portfolio Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Equity Portfolio Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.”

     The acquisition of the Equity Strategy Sub-Adviser by Guggenheim Capital, LLC may result in a change in control of the Equity Strategy Sub-Adviser which may be deemed an “assignment” of the Equity Strategy Sub-Advisory Agreement, resulting in its automatic termination pursuant to its terms. The Board of Trustees and the initial sole shareholder of the Fund have approved a successor investment sub-advisory agreement among the Fund, the Adviser and the Equity Strategy Sub-Adviser to be entered into upon closing of the acquisition, the terms of which are identical to those of the Equity Strategy Sub-Advisory Agreement, except with respect to the date of execution.

Options Strategy Sub-Advisory Agreement

     Pursuant to an investment sub-advisory agreement among the Fund, the Adviser and the Options Strategy Sub-Adviser (the “Options Strategy Sub-Advisory Agreement”), the Adviser will pay the Options Strategy Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily Managed Assets.

     Under the terms of the Options Strategy Sub-Advisory Agreement, the Options Strategy Sub-Adviser manages the options strategy of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, all subject to the supervision and direction of the Board of Trustees and the Adviser.

     The Options Strategy Sub-Advisory Agreement continues until           , 2013 and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Options Strategy Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Options Strategy Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

     The Options Strategy Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Options Strategy Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Trustees, the Sub-Advisers are responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Sub-Advisers seek to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Sub-Advisers generally seek reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

     Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Sub-Advisers or their affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Advisers under the Sub-Advisory Agreements, and the expenses of the Sub-Advisers will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Sub-Advisers and their affiliates in providing services to clients other than the Fund, and not all such information is used by the Sub-Advisers in connection with the Fund. Conversely, such information provided to the Sub-Advisers and their affiliates by brokers and dealers through whom other clients of the Sub-Advisers and their affiliates effect securities transactions may be useful to the Sub-Advisers in providing services to the Fund.

     Although investment decisions for the Fund are made independently from those of the other accounts managed by the Sub-Advisers and their affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Sub-Advisers and their affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

TAX MATTERS

     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s Common Shares. Except as otherwise noted, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders subject to special treatment under U.S. federal income tax law).

     The discussions set forth herein and in the prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

     The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other

RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships.” Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and that derives less than 90% of its gross income from the items described in (a) above.

     As long as the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders, provided that it distributes each taxable year at least 90% of the sum of (i) the Fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.

     The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s taxable year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

     If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain, which consists of the excess of its net long-term capital gain over its net short-term capital loss) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. As described below, such dividends, however, would be eligible (i) to be treated as “qualified dividend income” with respect to taxable years beginning on or before December 31, 2012 in the case of Common Shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate Common Shareholders, subject, in each case, to certain holding period and other requirements. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its Common Shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits for that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

The Fund’s Investments

     Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent the imposition of penalties on the Fund or the disqualification of the Fund as a RIC. Additionally, the Fund may be required to limit its activities in derivative instruments in order to enable it to maintain its RIC status.

     Income on options on individual stocks will not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

     Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.

Taxation of Common Shareholders

     The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by an amount equal to 65% of the amount of undistributed capital gain included in such Common Shareholder’s gross income.

     Distributions paid to you by the Fund from its net capital gains, if any, that the Fund properly reports as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from net short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2012. For corporate taxpayers, both ordinary income dividends and capital gain dividends are taxed at a maximum rate of 35%. Capital gain dividends are not eligible for the dividends received deduction.

     Ordinary income dividends received by corporate holders of Common Shares generally will be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividend income from U.S. corporations and certain holding period and other requirements are satisfied by both the Fund and the corporate shareholders. In the case of Common Shareholders who are individuals, any ordinary income dividends that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15% for taxable years beginning on or before December 31, 2012) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. In addition, for dividends to be eligible for the dividends received deduction or for reduced rates applicable to individuals, the Fund cannot have an option to sell or be under a contractual obligation to sell (pursuant to a short sale or otherwise) substantially identical stock or securities. Accordingly, the Fund’s writing of call options may, depending on the terms of the option, adversely impact the Fund’s ability to pay dividends eligible for the dividends received deduction or for reduced rates applicable to individuals. Qualified dividend income eligible for these special rules is not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. These special rules relating to the taxation of qualified dividend income paid by the Fund to Common Shareholders who are individuals generally apply to taxable years beginning on or before December 31, 2012. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.

     Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

     Common Shareholders may be entitled to offset their capital gain dividends with capital losses. The Code contains a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, Common Shareholders that have capital losses are urged to consult their tax advisers.

     Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

     The price of Common Shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Common Shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

     The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

     Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Common Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

     The sale or other disposition of Common Shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

     Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15% with respect to taxable years beginning on or before December 31, 2012 (20% thereafter).

     A Common Shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any gain or income realized by a foreign investor in respect of any distribution of net capital gain (including amounts credited as an undistributed capital gain dividend) or upon the sale or other disposition of Common Shares of the Fund. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

     Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s Common Shares.

     In addition, withholding at a rate of 30% will be required on dividends paid after December 31, 2013 in respect of, and gross proceeds paid after December 31, 2014 from the sale of, the Fund’s Common Shares held by or through certain non-U.S. financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons. Accordingly, the entity through which the Fund’s Common Shares are held will affect the determination of whether such withholding is required. Similarly, dividends paid after December 31, 2013 in respect of, and gross proceeds paid after December 31, 2014 from the sale of, Common Shares held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the Secretary of the Treasury. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of the legislation on their investment in the Fund’s Common Shares.

     For taxable years of the Fund beginning before January 1, 2012, dividends properly reported by the Fund are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). Depending on its circumstances, however, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of Common Shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

     The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to certain non-exempt Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

GENERAL INFORMATION

Proxy Voting Policy and Procedures and Proxy Voting Record

     The Equity Portfolio Sub-Adviser will be responsible for voting proxies on securities held in the Fund’s portfolio. A summary of the Equity Portfolio Sub-Adviser’s Proxy Voting Policy and Procedures is included as Appendix A to this Statement of Additional Information.

     Information on how the Fund voted proxies relating to portfolio securities during the most recent twelvemonth period ended June 30 will be available without charge, upon request, by calling (800) 345-7999 or by visiting the Fund's web site at http://www.guggenheimfunds.com/geq. This information is also available on the SEC’s web site at http://www.sec.gov.

Legal Counsel

     Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, is special counsel to the Fund in connection with the issuance of the Common Shares.

Independent Registered Public Accounting Firm

     Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois, 60606, is the independent registered public accounting firm of the Fund. The Fund’s independent registered public accounting firm is expected to render an opinion annually on the financial statements of the Fund. The Fund’s audited financial statements appearing in this SAI and the report of Ernst & Young LLP thereon, have been incorporated by reference in this SAI in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Code of Ethics

     The Fund, the Adviser, the Sub-Advisers and Guggenheim Funds Distributors, Inc. each have adopted a code of ethics. The codes of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Adviser, the Sub-Advisers, Guggenheim Funds Distributors, Inc. and their affiliates, as applicable. The codes of ethics of the Fund, the Adviser, the Sub-Advisers and Guggenheim Funds Distributors, Inc. are on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholder
Guggenheim Equal Weight Enhanced Equity Income Fund

     We have audited the accompanying statement of assets and liabilities of Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) as of September 21, 2011. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Guggenheim Equal Weight Enhanced Equity Income Fund at September 21, 2011, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 23, 2011

FINANCIAL STATEMENTS

GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
September 21, 2011
ASSETS:
Cash	$100,084
Deferred Offering Costs	500,000
Total Assets	600,084
LIABILITIES:
Accrued Offering Costs	500,000
Total Liabilities	500,000
NET ASSETS	$100,084
COMPOSITION OF NET ASSETS:
Common Stock, at par value of $0.01 per share	$52
Additional Paid in Capital	100,032
NET ASSETS	$100,084
COMMON SHARES:
Net asset value per share
($100,084 / 5,240 shares of beneficial
interest issued and outstanding)	$19.10
Public offering price per share	$20.00

SEE NOTES TO FINANCIAL STATEMENT

GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND
NOTES TO STATEMENT OF ASSETS AND LIABILITIES

September 21, 2011

NOTE 1 – ORGANIZATION:

     Guggenheim Equal Weight Enhanced Equity Income Fund (the "Fund") was organized as a statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of July 11, 2011. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund has not had any operations to date other than the sale of 5,240 common shares of beneficial interest to Guggenheim Funds Distributors, Inc. for the amount of $100,084.

     Offering expenses are estimated to be $500,000, assuming 12,500,000 shares of beneficial interest are sold, which will be borne by the Fund. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, has agreed to pay offering expenses (other than sales load) in excess of $0.04 per common share. Upon completion of the offering, these offering expenses will be netted against the proceeds from the offering. Guggenheim Funds Investment Advisors, LLC has also agreed to pay the Fund’s organizational expenses. The actual number of shares sold in the initial public offering and associated costs may differ significantly from the above estimates.

NOTE 2 – ACCOUNTING POLICIES:

     The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     The Fund intends to pay substantially all of its net investment income to common shareholders through quarterly distributions. In addition, the Fund intends to distribute any net long-term capital gains to common shareholders at least annually.

NOTE 3 – INVESTMENT ADVISORY AGREEMENT AND OTHER AGREEMENTS:

     Guggenheim Funds Investment Advisors, LLC (the “Adviser”) will act as the Fund’s investment adviser pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser will be responsible for the management of the Fund and will administer the affairs of the Fund to the extent requested by the Board of Trustees. As compensation for its services, the Fund will pay the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds of any financial leverage, minus liabilities, other than liabilities related to any financial leverage. Managed Assets shall include assets attributable to financial leverage of any form, including indebtedness, engaging in reverse repurchase agreements, dollar rolls and economically similar transactions, investments in inverse floating rate securities, and/or preferred shares.

     Security Investors, LLC (the “Equity Portfolio Sub-Adviser”) serves as the Fund’s investment sub-adviser responsible for the management of the Fund’s portfolio of equity securities. Guggenheim Partners Asset Management, LLC (the “Options Strategy Sub-Adviser”) serves as the Fund’s investment sub-adviser responsible for the management of the Fund’s options strategy. Each of the Adviser and the Options Strategy Sub-Adviser is a subsidiary of Guggenheim Partners, LLC. The Equity Strategy Sub-Adviser is a subsidiary of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundations, insurance companies and other institutions. As compensation for their services, the Adviser will pay the Equity Portfolio Sub-Adviser a fee, payable monthly, in a maximum annual amount equal to 0.15% of the Fund’s daily Managed Assets. In addition, the Adviser will pay the Options Strategy Sub-Adviser a fee, payable monthly, in a maximum annual amount equal to 0.50% of the Fund’s daily Managed Assets.

     The Bank of New York Mellon ("BNY") will act as the Fund's custodian, accounting agent and transfer agent. As custodian, BNY will be responsible for the custody of the Fund's assets. As accounting agent, BNY will be responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY will be responsible for performing transfer agency services for the Fund.

     Under a separate Fund Administration agreement, the Adviser will provide Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser will receive an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

     No advisory, sub-advisory or fund administration fees will be incurred until the Fund commences operations.

NOTE 4 – FEDERAL INCOME TAXES:

     The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

NOTE 5 – INDEMNIFICATIONS :

     In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 6 – SUBSEQUENT EVENTS :

     The Fund has performed an evaluation of subsequent events through the date the Statement of Assets and Liabilities was issued and has determined that no additional items require recognition or disclosure.

Appendix A

SECURITY INVESTORS, LLC

PROXY VOTING POLICIES AND PROCEDURES

I. INTRODUCTION

Security Investors generally is responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 (“Funds”) and clients that are pension plans (“Plans”) subject to the Employee Retirement Income Security Act of 1974 (“ERISA”). This document sets forth Security Investors’ policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

•	Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

•	Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

•	Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II. PROXY VOTING POLICIES AND PROCEDURES

A. Proxy Voting Policies

Proxies may have economic value and, where Security Investors is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Security Investors and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III below.

B. Proxy Voting Procedures

Security Investors utilizes the services of an outside proxy voting firm, Institutional Shareholder Services (“ISS”), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Security Investors, ISS will vote proxies in accordance with the proxy voting guidelines (the “Guidelines”) attached as Schedule A hereto, as such Guidelines may be revised from time to time by Security Investors’ portfolio management group (the “Committee”). Under its arrangement with ISS, Security Investors has agreed to:

•	Provide ISS with a copy of the Guidelines and to inform ISS promptly of any changes to the Guidelines;

•	Deliver to ISS, on a timely basis, all documents, information and materials necessary to enable ISS to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to ISS a power of attorney with respect to the services to be provided hereunder and providing ISS on a timely basis with Security Investors’ authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by ISS of its duties);

•	Provide ISS with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

•	Coordinate with ISS with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.

III. RESOLVING POTENTIAL CONFLICTS OF INTEREST

The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process.

Examples of potential conflicts of interest include:

•	Managing a pension plan for a company whose management is soliciting proxies;

•	Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

•	Security Investors, its employees or affiliates having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Security Investors will instruct ISS to vote in accordance with the established Guidelines. In the absence of established Guidelines (i.e., in instances where the Guidelines provide for a “case-by-case” review), Security Investors may vote a proxy regarding that proposal in any of the following manners:

•	Refer Proposal to the Client – Security Investors may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

•
Obtain Client Ratification – If Security Investors is in a position to disclose the conflict to the client (i.e., such information is not confidential), Security Investors may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent to how Security Investors will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

•
Use an Independent Third Party for All Proposals – Subject to any client imposed proxy voting policies, Security Investors may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or a similar entity (or to have the third party vote such proxies).

•
Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict – Subject to any client imposed proxy voting policies, Security Investors may use an independent third party (such as ISS) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV. SECURITIES SUBJECT TO LENDING ARRANGEMENTS

For various legal or administrative reasons, Security Investors is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. Security Investors will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Security Investors may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client’s custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Security Investors’ judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V. SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Security Investors may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI. SHARES OF REGISTERED INVESTMENT COMPANIES (FUND OF FUNDS)

Certain funds are structured as fund of funds and invest their assets primarily in other underlying funds (the “Funds of Funds”). The Funds of Funds will vote their shares in the underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (also called “mirror” or “echo” voting).

VII. ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

Security Investors shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Security Investors, or ISS as its agent, voted on the client’s behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether Security Investors (or ISS as its agent) cast the client’s vote on the matter;
(viii)	How Security Investors (or ISS as its agent) cast the client’s vote (i.e., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether Security Investors (or ISS as its agent) cast the client’s vote for or against management.

VIII. DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

Rule 206(4)-6 requires Security Investors to disclose in response to any client request how the client can obtain information from Security Investors on how its securities were voted. Security Investors will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Security Investors. Upon receiving a written request from a client, Security Investors will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Security Investors to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Security Investors will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Security Investors will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

IX. RECORDKEEPING

Security Investors shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding client securities;
(iii)	Records of votes cast on behalf of clients;
(iv)	Any documents prepared by Security Investors that were material to making a decision how to vote, or that memorialized the basis for the decision; and
(v)	Records of client requests for proxy voting information.

With respect to Security Investors’ Fund clients, each Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Security Investors. Additionally, Security Investors may keep Fund client records as part of Security Investors’ records.

Security Investors may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Security Investors that are maintained with a third party, such as ISS, provided that Security Investors has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

SCHEDULE A
TO
SECURITY INVESTORS, LLC
PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING GUIDELINES

Security Investors believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Security Investors will generally vote with management on “routine items” of a corporate administrative nature. Security Investors will generally review all “non-routine items” (i.e., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

Board of Directors

A. Director Nominees in Uncontested Elections	Vote With Mgt.
B. Chairman and CEO is the Same Person	Vote With Mgt.
C. Majority of Independent Directors	Vote With Mgt.
D. Stock Ownership Requirements	Vote With Mgt.
E. Limit Tenure of Outside Directors	Vote With Mgt.
F. Director and Officer Indemnification and Liability Protection	Vote With Mgt.
G. Eliminate or Restrict Charitable Contributions	Vote With Mgt.

Proxy Contests

A. Voting for Director Nominees in Contested Election	Vote With Mgt.
B. Reimburse Proxy Solicitation	Vote With Mgt.

Auditors

A. Ratifying Auditors	Vote With Mgt.

Proxy Contest Defenses

A. Board Structure – Classified Board	Vote With Mgt.
B. Cumulative Voting	Vote With Mgt.
C. Shareholder Ability to Call Special Meetings	Vote With Mgt.

Tender Offer Defenses

A. Submit Poison Pill for shareholder ratification	Case-by-Case
B. Fair Price Provisions	Vote With Mgt.
C. Supermajority Shareholder Vote Requirement	Vote With Mgt.
To Amend the Charter or Bylaws
D. Supermajority Shareholder Vote Requirement	Vote With Mgt.

Miscellaneous Governance Provisions

A. Confidential Voting	Vote With Mgt.
B. Equal Access	Vote With Mgt.
C. Bundled Proposals	Vote With Mgt.

Capital Structure

A. Common Stock Authorization	Vote With Mgt.
B. Stock Splits	Vote With Mgt.
C. Reverse Stock Splits	Vote With Mgt.
D. Preemptive Rights	Vote With Mgt.
E. Share Repurchase Programs	Vote With Mgt.

Executive and Director Compensation

A. Shareholder Proposals to Limit Executive and Directors Pay	Case-by-Case
B. Shareholder Ratification of Golden and Tin Parachutes	Vote With Mgt.
C. Employee Stock Ownership Plans	Vote With Mgt.
D. 401(k) Employee Benefit Plans	Vote With Mgt.

State of Incorporation

A. Voting on State Takeover Plans	Vote With Mgt.
B. Voting on Reincorporation Proposals	Vote With Mgt.

Mergers and Corporate Restructurings

A. Mergers and Acquisitions	Case-by-Case
B. Corporate Restructuring	Vote With Mgt.
C. Spin-Offs	Vote With Mgt.
D. Liquidations	Vote With Mgt.

Social and Environmental Issues

A. Issues with Social/Moral Implications	Vote With Mgt.

PART C
OTHER INFORMATION

Item 25.                   Financial Statements And Exhibits

(1)		Financial Statements

Part A - None
Part B - Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities

(2)		Exhibits

(a)		Amended and Restated Agreement and Declaration of Trust of Registrant(1)
(b)		Amended and Restated By-Laws of Registrant(1)
(c)		Not applicable
(d)		Not applicable
(e)		Dividend Reinvestment Plan of Registrant(2)
(f)		Not applicable
(g)	(i)	Form of Investment Advisory Agreement between Registrant and Guggenheim Funds Investment Advisors, LLC (the “Adviser”)(2)
	(ii)	Form of Investment Sub-Advisory Agreement among Registrant, the Adviser and Security Investors, LLC (“Security Investors” or the “Equity Portfolio Sub-Adviser”)(2)
	(iii)	Form of Investment Sub-Advisory Agreement among Registrant, the Adviser and Guggenheim Partners Asset Management, LLC (“GPAM” or the “Options Strategy Sub-Adviser”)(2)
(h)	(i)	Form of Underwriting Agreement(*)
	(ii)	Form of Master Agreement Among Underwriters(*)
	(iii)	Form of Standard Dealer Agreement(*)
	(iv)	Form of Wells Fargo Securities, LLC Structuring Fee Agreement(*)
	(v)	Form of Merrill Lynch, Pierce, Fenner & Smith Incorporated Structuring Fee Agreement(*)
	(vi)	Form of Citigroup Global Markets Inc. Structuring Fee Agreement(*)
	(vii)	Form of RBC Capital Markets, LLC Structuring Fee Agreement(*)
(i)		Not applicable
(j)	(i)	Form of Custody Agreement(*)
(k)	(i)	Form of Stock Transfer Agency Agreement(*)
	(ii)	Form of Fund Accounting Agreement(*)
	(iii)	Form of Administration Agreement(2)
	(iv)	Form of Offering Expense Limitation Agreement(2)
(l)		Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP(*)
(m)		Not applicable
(n)		Consent of Independent Registered Public Accounting Firm(*)
(o)		Not applicable
(p)		Initial Subscription Agreement(2)
(q)		Not applicable
(r)	(i)	Code of Ethics of the Registrant, the Adviser and Guggenheim Funds Distributors, Inc.(2)
	(ii)	Code of Ethics of the Equity Portfolio Sub-Adviser(2)

	(iii)	Code of Ethics of the Options Strategy Sub-Adviser(2)
(s)		Power of Attorney(1)

___________

(*)           Filed herewith.
(+)           To be filed by further amendment.
(1)           Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, as filed with the Securities and Exchange Commission on September 13, 2011.
(2)           Incorporated by reference to Pre-Effective Amendment No. 2 to this Registration Statement, as filed with the Securities and Exchange Commission on September 27, 2011.

Item 26.                   Marketing Arrangements

Reference is made to Exhibits (h)(i), (h)(ii) and (h)(iii) to this Registration Statement to be filed by further amendment.

Item 27.                   Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Printer/Edgar Filer	$250,000
Issuer Counsel	350,000
NYSE Fee	30,000
Marketing Design	50,000
SEC Fees	29,025
FINRA Fees	25,500
Auditor	18,000
Counsel for Independent Trustees	25,000
Miscellaneous	22,475
Total	800,000

Item 28.                   Persons Controlled by or Under Common Control with Registrant

None

Item 29.                   Number of Holders of Securities

Title of Class	Number of Record Shareholders as of September 26, 2011

Common shares of beneficial interest, par value $0.01 per share	1

Item 30.                   Indemnification

Article V of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides as follows:

5.1  No Personal Liability of Shareholders, Trustees, etc.  No Shareholder of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Fund Property or the acts, obligations or affairs of the Fund. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General

Corporation Law. No Trustee or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Fund Property for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Shareholder, Trustee or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2  Mandatory Indemnification.

(a)           The Fund hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Fund (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Fund and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Fund or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)           Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)           The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)           The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Fund, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e)           Subject to any limitations provided by the 1940 Act and this Declaration, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3  No Bond Required of Trustees.  No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4  No Duty of Investigation; Notice in Fund Instruments, etc.  No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Fund shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Fund, and every other act or thing whatsoever executed in connection with the Fund shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Fund. The Trustees may maintain insurance for the protection of the Fund Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.5  Reliance on Experts, etc.  Each Trustee and officer or employee of the Fund shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel, or upon reports made to the Fund by any of the Fund’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Fund, regardless of whether such counsel or expert may also be a Trustee.

The Registrant has entered into an Indemnification Agreement with each trustee who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended, of the Registrant, which provides as follows:

The Fund shall indemnify and hold harmless the Trustee against any and all Expenses actually and reasonably incurred by the Trustee in any Proceeding arising out of or in connection with the Trustee’s service to the Fund, to the fullest extent permitted by the Fund Agreement and By-Laws and the laws of the State of Delaware, the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as now or hereafter in force, subject to the provisions of the following sentence and the provisions of paragraph (b) of Section 4 of this Agreement. The Trustee shall be indemnified pursuant to this Section I against any and all of such Expenses unless (i) the Trustee is subject to such Expenses by reason of the Trustee’s not having acted in good faith in the reasonable belief that his or her action was in the best interests of the Fund or (ii) the Trustee is liable to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, as defined in Section 17(h) of the Investment Company Act of 1940, as amended, and with respect to each of (i) and (ii), there has been a final adjudication in a decision on the merits in the relevant Proceeding that the Trustee’s conduct fell within (i) or (ii).

The Sub-License Agreement between the Registrant and the Equity Portfolio Sub-Adviser provides as follows:

The Fund shall be responsible for, and liable to Security Investors for, any breach by the Fund of the License Agreement.

Reference is made to Sections 6 and 7 of the Underwriting Agreement filed as exhibit (h)(i) hereto.

Item 31.                   Business and Other Connections of the Adviser and the Sub-Advisers

The Adviser, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant.  The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-62515).

The Equity Portfolio Sub-Adviser, a limited liability company organized under the laws of Kansas, acts as investment sub-adviser to the Registrant.  The Registrant is fulfilling the requirement of this

Item 31 to provide a list of the officers and directors of the Equity Portfolio Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Equity Portfolio Sub-Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Equity Portfolio Sub-Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-8008).

The Options Strategy Sub-Adviser, a limited liability company organized under the laws of Delaware, acts as investment sub-adviser to the Registrant.  The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Options Strategy Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Options Strategy Sub-Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Options Strategy Sub-Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-66786).

Item 32.                   Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the offices of the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of the Adviser at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of the Equity Portfolio Sub-Adviser at 40 East 52nd Street, 16th Floor, New York, New York, 10022, in part at the offices of the Options Strategy Sub-Adviser at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401 and in part at the offices of the Custodian, Transfer Agent and Dividend Disbursing Agent at The Bank of New York Mellon, 101 Barclay Street, New York, New York 10216.

Item 33.                   Management Services

Not applicable.

Item 34.                   Undertakings

1.
Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.
Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6.
Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

Signatures

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Lisle, State of Illinois, on the 25th day of October, 2011.

By:	/s/ Kevin M. Robinson Kevin M. Robinson Chief Executive Officer and Chief Legal Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 25th day of October, 2011.

Principal Executive Officer:

/s/ Kevin M. Robinson Kevin M. Robinson	Chief Executive Officer and Chief Legal Officer

Principal Financial Officer:

/s/ John Sullivan John Sullivan	Chief Financial Officer, Chief Accounting Officer and Treasurer

Trustees:

* Randall C. Barnes	Trustee

* Roman Friedrich III	Trustee

* Robert B. Karn III	Trustee

* Ronald A. Nyberg	Trustee

* Ronald E. Toupin, Jr.	Trustee

* Signed by Mark E. Mathiasen pursuant to a power of attorney filed herewith.

By: /s/ Mark E. Mathiasen Mark E. Mathiasen Attorney-In-Fact October 25, 2011

Exhibit Index

(h)(i)	Form of Underwriting Agreement

(h)(ii)	Form of Master Agreement Among Underwriters

(h)(iii)	Form of Standard Dealer Agreement

(h)(iv)	Form of Wells Fargo Securities, LLC Structuring Fee Agreement

(h)(v)	Form of Merrill Lynch, Pierce, Fenner & Smith Incorporated Structuring Fee Agreement

(h)(vi)	Form of Citigroup Global Markets Inc. Structuring Fee Agreement

(h)(vii)	Form of RBC Capital Markets, LLC Structuring Fee Agreement

(j)(i)	Form of Custody Agreement

(k)(i)	Form of Stock Transfer Agency Agreement

(k)(ii)	Form of Fund Accounting Agreement

(l)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP

(n)	Consent of Independent Registered Public Accounting Firm